Exhibit 10.1

ASSUMPTION AGREEMENT

AND

2006 SUPPLEMENT TO TRUST INDENTURE

THIS ASSUMPTION AGREEMENT AND 2006 SUPPLEMENT TO TRUST INDENTURE (the “Assumption Agreement”), dated April 25, 2006, is made by and among AQ BOAT, LLC, a Delaware limited liability company (the “Assuming Shipowner”), THE BANK OF NEW YORK, as indenture trustee (the “Trustee”), and THE UNITED STATES OF AMERICA (the “United States”), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the “Secretary”, and together with the Assuming Shipowner and the indenture Trustee, the “Parties”).

RECITALS:

WHEREAS, Great AQ Steamboat, L.L.C., successor to Great AQ Steamboat Co. (the “Original Shipowner”) entered into that certain Trust Indenture, dated August 24, 1995, as amended and supplemented (the “Original Indenture”), with the Trustee, pursuant to which it issued certain obligations in the principal amounts and at the interest rates set forth therein, as amended (the “Obligations”), to finance, in part, the construction of a paddlewheel passenger vessel, the AMERICAN QUEEN, O.N. 1030765 (the “Vessel”);

WHEREAS, payment of the principal of and interest on the Obligations is guaranteed by the United States under the terms of Title XI of the Merchant Marine Act, 1936 (the “Guarantee”);

WHEREAS, as security for the due and timely payment of debt service set forth in the Obligations, the Original Shipowner executed and delivered to the Secretary, inter alia, a promissory note in the amount of the Obligations (the “Secretary’s Note”), and in order to secure the due and timely payment of the Secretary’s Note, the Original Shipowner executed and delivered to the Secretary a First Preferred Ship Mortgage relating to the Vessel, which named the Secretary as mortgagee (the “Mortgage”), that certain Security Agreement (the “Original Shipowner Security Agreement”), that certain Title XI Reserve Fund and Financial Agreement (the “Original Shipowner Financial Agreement”) and that certain Depository Agreement (the “Original Shipowner Depository Agreement”);

WHEREAS, the Original Shipowner filed for protection under Chapter 11 of the Bankruptcy Code on October 22, 2001, and failed to make the debt service payment due and owing on February 24, 2002;

WHEREAS, an auction of certain vessels owned by the Original Shipowner, including the Vessel, was conducted with the consent of the Bankruptcy Court on May 3, 2002, and DNPS Delta Queen Steamboat Company, Inc. (“DQSC”) was the successful bidder;

WHEREAS, DQSC designated its subsidiary, American Queen Steamboat, LLC (the “Second Shipowner”), to hold all the right, title and interest in the Vessel, and the Second Shipowner agreed to assume the Original Indenture and the Obligations under terms satisfactory, in form and substance, to the Secretary;

WHEREAS, in connection with the assumption of the Obligations, the Second Shipowner on May 31, 2002 executed that certain Assumption Agreement and 2002 Supplement to Trust Indenture (the “Second Shipowner Trust Indenture Assumption”), that certain 2002 Endorsement to the Secretary’s Note, that certain Assumption and 2002 Supplement to the Mortgage, that certain Security Agreement (the “Second Shipowner Security Agreement”), that certain Depository Agreement (the “Second Shipowner Depository Agreement”) and that certain Title XI Reserve Fund and Financial Agreement (the “Second Shipowner Financial Agreement,” and collectively with the foregoing agreements and related documents the “Second Shipowner Transaction Documents”);

WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of April 6, 2006 (the “Asset Purchase Agreement”) by and among DQSC, the Shipowner, Mississippi Queen Steamboat, LLC, Delta Queen Steamboat, LLC (collectively, the “DQ Companies”) and Ambassadors Cruise Group, LLC (“ACG”), the DQ Companies agreed to sell certain assets, including the Vessel, to ACG;

WHEREAS, in connection with the Asset Purchase Agreement, the Secretary and the Second Shipowner executed that certain Termination Agreement dated as of the date hereof pursuant to which the parties agreed to terminate the Second Shipowner Transaction Documents;

WHEREAS, Ambassadors has designated its subsidiary, AQ Boat LLC (the “Assuming Shipowner”), to hold all the right, title and interest in the Vessel, and the Assuming Shipowner agreed to assume the Original Indenture and the Obligations under terms satisfactory, in form and substance, to the Secretary;

WHEREAS, on the date hereof the Assuming Shipowner has executed and delivered to the Secretary that certain 2006 Endorsement to the Secretary’s Note, that certain 2006 Additional Endorsement to Promissory Note to the United States, that certain Assumption and 2006 Supplement to the Mortgage, Contract No. MA-14032 (the “Mortgage Assumption”), that certain Depository Agreement, Contract No. MA-14034 (the “Depository Agreement”), that certain Title XI Reserve Fund and Financial Agreement, Contract No. MA-14033 (the “Financial Agreement”), that certain Amended and Restated 2006 Security Agreement Contract No. MA-14031(the “Security Agreement”) and this Assumption Agreement;

WHEREAS, the Assuming Shipowner is not assuming, and shall have no obligations with respect, to (i) the Original Shipowner Security Agreement or the Second Shipowner Security Agreement, (ii) the Original Shipowner Depository Agreement or the Second Shipowner Depository Agreement, and (iii) the Original Shipowner Financial Agreement or the Second Shipowner Financial Agreement, and such agreements are being replaced with the Security Agreement, the Depository Agreement and the Financial Agreement; and

WHEREAS, the Assuming Shipowner, the Trustee and the Secretary wish to further amend the Original Indenture as set forth herein.

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NOW THEREFORE, in consideration of the premises, the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

ASSIGNMENT, ASSUMPTION AND CONSENT

Section 1.01. Assignment and Assumption.

(a) Pursuant to Section 8.02 of Exhibit 1 to the Original Indenture, as modified by Article Sixth, subsection (t) of the Special Provisions thereof, the Assuming Shipowner hereby assumes all of the Original Shipowner’s right, title and interest in, and duties, obligations and liabilities set forth in the Original Indenture; and hereby further assumes any other obligations of the Original Shipowner set forth in the Original Indenture; and hereby further expressly assumes the payment of the principal of and interest (and premium, if any) on the Obligations in accordance with the terms thereof and of the Original Indenture, as amended through the date hereof. The parties expressly understand and agree that upon execution of this Assumption Agreement, the Second Shipowner Trust Indenture Assumption shall terminate and the Assuming Shipowner shall not assume any of the Second Shipowner’s right, title and interest in, and duties, obligations and liabilities under the Second Shipowner Trust Indenture Assumption.

(b) Interest on the Obligations shall be payable semi-annually on February 24 and August 24 of each year, effective February 25, 2006 (provided the payment due on February 25, 2006 was actually made on the date hereof by the Second Shipowner pursuant to an agreement with the holder of the Obligations and the Trustee), until the principal sum has been paid. Effective the date hereof, the interest rate on the 2020 Bonds (as defined in Exhibit A attached hereto) has been reduced, and the 2020 Bonds shall bear interest at a fixed rate of 6.5% per year.

(c) The Assuming Shipowner shall have no obligations or liabilities with respect to the Floating Rate Note Due August 24, 2005.

Section 1.02. Consent to Assumption. The Secretary hereby consents to the acquisition of the Vessel by the Assuming Shipowner subject to the following conditions:

(a) the Assuming Shipowner shall execute and deliver, or cause to be executed and delivered, to the Secretary at the closing of such acquisition (the “Closing Date”) the following documents, in form and substance satisfactory to the Secretary:

(i) 2006 Endorsement to the Secretary’s Note;

(ii) 2006 Endorsement to Promissory Note to the United States of America in the principal amount of $477,905.31 (the “Additional Note”);

(iii) Assumption Agreement and 2006 Supplement to the First Preferred Ship Mortgage;

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(iv) Security Agreement;

(v) Title XI Reserve Fund and Financial Agreement (the “Financial Agreement”);

(vi) Depository Agreement;

(vii) Limited Guaranty of Ambassadors International, Inc.;

(viii) Opinion(s) of Counsel; and

(ix) Such representations, warranties and certifications as the Secretary may require, but in no event shall such representations, warranties, and certifications exceed those of the Original Shipowner.

(b) the Assuming Shipowner expressly confirms and agrees to the Secretary’s continuing security interests as set forth in the Security Agreement and the Financial Agreement, and continuing liens on the Vessel as set forth in the Mortgage, and takes all actions necessary to preserve the Secretary’s current priority status therein; and

(c) the Assuming Shipowner takes all actions necessary to redocument the Vessel and record the Supplement to the Mortgage with the United States Coast Guard.

Section 1.03. Agreements of the Secretary.

(a) The Secretary hereby agrees to execute all documents, if any, necessary to redocument the Vessel and to record the Supplement to the Mortgage with the United States Coast Guard.

(b) On the Closing Date, Secretary shall provide an opinion of counsel to the effect that the Guarantee shall remain in full force and effect.

(c) The Secretary represents, warrants and agrees that as of the Closing Date the outstanding amount of the Obligations is set forth on Exhibit A attached hereto.

Section 1.04. Covenants of the Assuming Shipowner. The Assuming Shipowner (a) hereby expressly confirms its obligation to reimburse the Trustee for its fees and expenses incurred as of this date forward as set forth in Section 7.04 of Exhibit 1 to the Original Indenture, and the Trustee hereby acknowledges that the Assuming Shipowner has incurred no such fees or expenses, or any liability to indemnify the Trustee for any fees or expenses incurred by the Original Shipowner or by the Secretary prior to the date hereof; and (b) hereby covenants that it has the limited liability company power and authority to perform under this Assumption Agreement and the Original Indenture, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Assumption Agreement.

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ARTICLE II

AMENDMENTS

Section 2.01. General Amendment. From and after the date hereof, all references to the Original Shipowner, to Great AQ Steamboat Co., or to Great AQ Steamboat, L.L.C., in the Obligations or in the Original Indenture, as amended, shall be deemed to refer to and bind the Assuming Shipowner.

Section 2.02. Specific Amendment to Indenture.

(a) Concerning Section 6.09. Section 6.09 of Exhibit 1 to the Original Indenture, as modified by Article Sixth, subsection (o) of the Special Provisions thereof, is hereby amended by waiving the requirement that the Trustee terminate the Letter of Representations with the Depository Trust Company upon receipt of an executed Secretary’s Supplemental Indenture, pursuant to which it assumes the Original Indenture and the Obligations.

(b) Concerning Notices. Subject to the provisions of Section 13.01 of Exhibit 1 to the Original Indenture, Article Sixth, subsection (u) of the Special Provisions is hereby amended by deleting reference to registered or certified mail, return receipt requested, and inserting in its place,” nationally known courier, or by facsimile transmission, or by electronic mail”; and by deleting notice to the “Shipowner” and substituting therefor notice to the “Assuming Shipowner” addressed to: AQ BOAT, LLC, c/o Ambassadors Cruise Group LLC, 1071 Camelback Street, Newport Beach, California 92660, Attn: Brian R. Schaefgen, Fax No. 949-759-5970, e-mail: brian.schaefgen@ambassadors.com. .

Section 2.03. Confirmation of Indenture and Obligations.

(a) The Obligations and the Trust Indenture are each in all respects confirmed by their respective parties thereto, and shall, as amended and supplemented, remain in full force and effect.

(b) On behalf of the United States, the Secretary hereby confirms the validity and enforceability of the Guarantees of the Obligations, each of which shall remain in full force and effect following the acquisition of the Vessel by the Assuming Shipowner, and shall inure to the benefit of the holders of the Obligations.

ARTICLE III

MISCELLANEOUS

Section 3.01. Construction. This Assumption Agreement shall be construed in connection with and as part of Schedule A to the Trust Indenture, and, where applicable, shall be governed by the laws of the State of New York, and, to the extent applicable, by the laws of the United States.

Section 3.02. Counterparts. This Assumption Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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Section 3.03. Amendments and Assignments.

(a) This Assumption Agreement may be amended only in accordance with Article X of Exhibit 1 to the Original Indenture.

(b) This Assumption Agreement shall not be assigned without the Secretary’s prior written consent, and any attempt to so assign otherwise shall be null and void ab initio.

Section 3.04. Definitions. Capitalized terms used but undefined herein shall have the meanings ascribed to them in Schedule A to the Original Indenture.

Section 3.05. Discharge. The Second Shipowner is hereby discharged from any and all obligations under the Original Indenture, as amended, the Obligations and the Second Shipowner Trust Indenture Assumption.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, by their signatures below, the Parties have executed and delivered this Assumption Agreement as of the date and year first above written.

Attest:	AQ BOAT, LLC

/s/ Laura Tuthill	By:	/s/ Brian R. Schaefgen
Name: Laura Tuthill		Brian R. Schaefgen
Chief Financial Officer

Attest:	THE BANK OF NEW YORK

/s/ Robert A. Massimillo	By:	/s/ Remo J. Reale
Name: Robert A. Massimillo		Name: Remo J. Reale
Vice President		Title: Vice President

Attest:	THE UNITED STATES OF AMERICA
SECRETARY OF TRANSPORTATION

/s/ Sarah J. Washington	By:	/s/ Joel C. Richard
Name: Sarah J. Washington		Name: Joel C. Richard
Title: Secretary

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EXHIBIT A

TO ASSUMPTION AGREEMENT

AND

2006 SUPPLEMENT TO TRUST INDENTURE

United States Government Guaranteed Ship Financing

Bond, American Queen Series, 7.68% Sinking Fund

Bond Due June 2, 2020 (the “2020 Bonds”)

Outstanding Principal, April 25, 2006	$34,986,000
Interest (effective April 25, 2006)	6.5%
Next Payment Date, Principal and Interest	August 24, 2006

TRUST INDENTURE

Relating to United States Government Guaranteed

Ship Financing Obligations,

American Queen Series

Between

GREAT AQ STEAMBOAT CO.

Shipowner

AND

THE BANK OF NEW YORK

Indenture Trustee

Dated as of August 24, 1995

TRUST INDENTURE

Between

GREAT AQ STEAMBOAT CO.

Shipowner

AND

THE BANK OF NEW YORK

Indenture Trustee

Dated as of August 24, 1995

TABLE OF CONTENTS TO SPECIAL PROVISIONS OF THE INDENTURE 1

Page
Parties	1
Recitals	1

ARTICLE FIRST

Incorporation of General Provisions	2

ARTICLE SECOND

The Obligations	2

ARTICLE THIRD

Interest Rate Calculations	3

ARTICLE FOURTH

Certain Payments and Redemptions	5

(a) Mandatory Repayments and Sinking Fund Redemptions	5
(b) Credit Against Mandatory Repayments and Sinking Fund Redemptions	6

[1]	This Table of Contents is not a part of the Indenture and has no bearing upon the interpretation of any of its terms and provisions.

(c) Optional Prepayments or Redemptions Without Premium	7
(d) Optional Redemptions of Obligations at Premium	7

ARTICLE FIFTH

Definitions	8

ARTICLE SIXTH

Additions, Deletions and Amendments to Exhibit 1	8

(a) Concerning Section 2.04	8
(b) Concerning Section 2.07	8
(c) Concerning Section 2.10	8
(d) Concerning Section 2.12	9
(e) Concerning Payment of the Obligations	9
(f) Concerning Article III of Exhibit 1	9
(g) Concerning Section 3.03	9
(h) Concerning Section 3.05	10
(i) Concerning Section 3.06	10
(j) Concerning Section 3.07	10
(k) Concerning References to 3.09(b)	11
(l) Concerning Section 4.01	11
(m) Concerning Home Office Payment	11
(n) Concerning Section 6.06	12
(o) Concerning Section 6.09	12
(p) Concerning Section 7.02	12
(q) Concerning Section 7.03	13
(r) Concerning Section 7.04	13
(s) Concerning Section 8.01	13
(t) Concerning Section 8.02	14
(u) Concerning Notices	14
(v) Concerning Applicable Law	15
(w) Execution of Counterparts	15

Signatures	16

Acknowledgements	17 and 18

EXHIBITS TO TRUST INDENTURE

SCHEDULE A	Schedule of Definitions to Trust Indenture

EXHIBIT 1	General Provisions of the Indenture Incorporated by Reference

EXHIBIT 2(a)	Forms of 2005 Note, Guarantee and Trustee’s Authentication Certificate

ii

EXHIBIT 2(b)	Forms of 2020 Bond, Guarantee and Trustee’s Authentication Certificate

EXHIBIT 3	Authorization Agreement

EXHIBIT 4	Form of Secretary Supplemental Indenture

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TRUST INDENTURE

SPECIAL PROVISIONS

THIS TRUST INDENTURE, dated as of August 24, 1995 (said Trust Indenture, as the same may be amended, modified or supplemented from time to time as permitted hereunder, herein called the “Indenture”), between (i) GREAT AQ STEAMBOAT CO., a Delaware corporation (herein called the “Shipowner”), and (ii) THE BANK OF NEW YORK, a New York banking corporation (said Bank, any successor or assign hereunder, herein called the “Indenture Trustee”).

RECITALS:

A. As provided in Article Fourth hereof, the terms defined in Schedule A to this Indenture shall have the respective meanings stated in said Schedule;

B. The Shipowner has duly executed this Indenture, and duly authorized the issuance hereunder of $60,589,000 aggregate principal amount of its obligations pursuant to Section 2.03 of Exhibit 1 to this Indenture (together with any notes or bonds issued in respect thereof pursuant to Sections 2.09, 2.10, 2.12 and 3.10(b) of said Exhibit 1, herein called the “Obligations”) designated “United States Government Guaranteed Ship Financing Obligations, American Queen Series”; the Obligations consist of $24,236,000 principal amount of Floating Rate Notes due August 24, 2005 and $36,353,000 principal amount of         % Sinking Fund Bonds due June 2, 2020;

C. The Obligations will be issued by the Shipowner to aid in the financing of the cost of construction of the paddlewheel steamboat named AMERICAN QUEEN (O.N. 1030765);

D. Under the Authorization Agreement in the form set forth as Exhibit 3 hereto, the Secretary, on behalf of the United States, has agreed and will agree to execute on each of the Obligations to be issued, a Guarantee of the payment of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, such Obligation under the provisions of Title XI of the Act, and the Indenture Trustee is authorized to cause the Guarantees, bearing the facsimile signature of the Secretary, and the facsimile seal of the United States Department of Transportation, to be imprinted on the Obligations, and to authenticate and deliver the Obligations and the Guarantees issued on the Closing Date, such agreements and authorizations being subject to the conditions set forth in the Authorization Agreement;

E. Pursuant to Section 1104(b)(5) of the Act, the Secretary has determined that the interest to be borne by the Obligations (exclusive of charges for the guarantee fee and service charges, if any) at the rates specified in the forms thereof set forth in Exhibit 2 hereto is reasonable; and

F. All actions necessary have been taken in order (1) to make the Obligations, when executed by the Shipowner, authenticated by the Indenture Trustee and issued under the Indenture, the valid, binding and legal obligations of the Shipowner in accordance with their terms, (2) to make the Guarantees to be endorsed on the Obligations, when executed by the Secretary, authenticated by the Indenture Trustee and delivered under this Indenture, the valid, binding and legal obligations of the United States in accordance with their terms, and (3) to make this Indenture the valid, binding and legal agreement of the parties hereto in accordance with its terms.

NOW THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holders thereof, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereto agree as follows:

ARTICLE FIRST

INCORPORATION OF GENERAL PROVISIONS

This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1, made a part of this Indenture and incorporated herein by reference.

ARTICLE SECOND

THE OBLIGATIONS

(a) The Obligations issued hereunder shall be designated “United States Government Guaranteed Ship Financing Obligations, American Queen Series” and shall consist of (1) the 2005 Notes which shall be in the form of Exhibit 2(a) to this Indenture and (2) the 2020 Bonds which shall be in the form of Exhibit 2(b) to this Indenture. The aggregate principal amount of Obligations which may be issued under this Indenture shall not exceed $60,589,000 except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

(b) The Obligations shall be in the denominations of $1,000 or any integral multiple thereof.

(c) The Shipowner shall at all times cause to be maintained in the City of New York, State of New York an office or agency for the purposes specified in Section 5.03 of Exhibit 1 to this Indenture.

(d) The Indenture Trustee shall at all times have its Corporate Trust Office in the City of New York, State of New York.

ARTICLE THIRD

INTEREST RATE CALCULATIONS

For the purpose of appointing the Indenture Trustee to calculate the interest rate based on the London interbank offered rate (“LIBOR”), on the 2005 Notes which bear interest at a rate calculated with reference to LIBOR, the Shipowner and the Indenture Trustee agree as follows:

(a) Upon the terms and subject to the conditions contained herein, the Shipowner hereby appoints the Indenture Trustee as its agent (in such capacity, the “Calculation Agent”) for the purpose of calculating the interest rate on the 2005 Notes in the manner and at the times provided in the 2005 Notes.

(b) The Calculation Agent shall exercise due care to determine the interest rate on the 2005 Notes and shall communicate the same to the Shipowner and any paying agent identified to it in writing as soon as practicable after each determination. The Calculation Agent will, upon the request of the holder of any 2005 Note, provide the interest rate then in effect with respect to such 2005 Note and, if determined, the interest rate with respect to such 2005 Note which will become effective on the next Interest Reset Date, as such term is defined in the 2005 Note.

(c) The Calculation Agent accepts its obligations set forth herein, upon the terms and subject to the conditions hereof, including the following, to all of which the Shipowner agrees:

(i) The Calculation Agent shall be entitled to such compensation as may be agreed upon with the Shipowner for all services rendered by the Calculation Agent, and the Shipowner promises to pay such compensation and to reimburse the Calculation Agent for the reasonable out-of-pocket expenses (including attorney’s and other professional’s fees and expenses) incurred by it in connection with the services rendered by it hereunder upon receipt of such invoices as the Shipowner shall reasonably require.

(ii) In acting under the Indenture and in connection with the 2005 Notes, the Calculation Agent is acting solely as agent of the Shipowner and does not assume any obligations or relationship of agency or trust for or with any of the owners or holders of the 2005 Notes.

(iii) The Calculation Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted to be taken or anything suffered by it in reliance upon the terms of the 2005 Notes, any notice, direction, certificate, affidavit, statement or other paper, document or communication reasonably believed by it to be genuine and to have been approved or signed by the proper party or parties.

(iv) Neither the Calculation Agent nor its officers, directors, employees, agents or attorneys shall be liable to the Shipowner for any act or omission hereunder, or for any error of judgment made in good faith by it or them, except in the case of its or their gross negligence or willful misconduct.

(v) The Calculation Agent may consult with counsel and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(vi) The Calculation Agent shall be obligated to perform such duties and only such duties as are herein specifically set forth, and no implied duties or obligations shall be read into the Indenture against the Calculation Agent.

(vii) Unless herein otherwise specifically provided, any order, certificate, notice, request, direction or other communication from the Shipowner made or given by it to the Calculation Agent under any provision of the Indenture shall be sufficient if signed by any officer of the Shipowner.

(viii) The Calculation Agent may, upon obtaining the prior written consent of the Shipowner, perform any duties hereunder either directly or by or through agents or attorneys, and the Calculation Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

(d) Any notice required to be given to the Shipowner or Calculation Agent pursuant to the provisions of this Article shall be delivered in person, sent by letter or telecopy or communicated by telephone (subject, in the case of communication by telephone, to confirmation dispatched within twenty-four hours by letter or by telecopy), in the case of the Shipowner, Two N. Riverside Plaza, Suite 200, Chicago, Illinois 60606, telephone:

(312) 466-6000, telecopy: (312) 466-6001, Attention: President, in the case of The Bank of New York, to Corporate Trust Trustee Administration, 101 Barclay Street, New York, New York 10286, telephone: (212) 815-5783, telecopy: (212) 815-5915, or to any other address of which either party shall have notified the others in writing as herein provided. Any notice hereunder given by telephone, telecopy or letter shall be deemed to be received when in the ordinary course of transmission or post, as the case may be, it would be received.

ARTICLE FOURTH

CERTAIN PAYMENTS AND REDEMPTIONS

(a) Mandatory Repayments and Sinking Fund Redemptions. The Obligations of each maturity are subject to repayment or redemption, as applicable, at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable repayment or sinking fund Redemption Date, through the operation of a mandatory repayment or sinking fund providing for the semi-annual repayment or redemption (i) for the 2005 Notes, on February 24 and August 24 of each year, commencing February 24, 1996, of $1,212,000 principal amount of 2005 Notes (or such lesser principal amount of 2005 Notes as shall then be outstanding) and (ii) for the 2020 Bonds, on February 24 and August 24 of each year, commencing February 24, 2006, of $1,212,000 principal amount of 2020 Bonds (or such lesser principal amount of 2020 Bonds as shall be then outstanding), plus, in each case, interest accrued thereon to the Redemption Date.

Notwithstanding the foregoing provisions of this subsection (a), if the principal amount of Outstanding Obligations shall be reduced by reason of any prepayment or redemption pursuant to Section 3.04 of Exhibit 1 to this Indenture, the principal amount of Obligations of each maturity to be repaid or redeemed pursuant to this subsection (a) on each subsequent mandatory repayment or sinking fund Redemption Date for such maturity of Obligations shall be reduced by an amount equal to the principal amount of such maturity of Obligations retired by reason of such prepayment or redemption pursuant to Section 3.04 of Exhibit 1 hereto divided by the number of mandatory repayment or sinking fund Redemption Dates (including the Stated Maturity of such maturity of Obligations) scheduled to occur after the date of such prepayment or redemption pursuant to Section 3.04 of Exhibit 1 to this Indenture (subject to such increase as shall be necessary so that the total principal amount of each maturity of Obligations to be prepaid or redeemed on any such repayment or sinking fund Redemption Date shall be an integral multiple of $1,000); provided that, the entire unpaid principal amount of the Outstanding Obligations of each maturity shall be paid not later than the stated Maturity of such maturity. The Shipowner shall, in accordance with Section 3.02(d) of Exhibit 1 hereto, promptly after each prepayment or redemption pursuant to said Section 3.04, furnish to the Secretary, the Indenture Trustee and each Holder of an Obligation a revised table of repayments or sinking fund payments reflecting the reductions made pursuant to this subsection (a) as a result of such prepayment or redemption.

(b) Credit Against Mandatory Repayments or Sinking Fund Redemptions. In lieu of making all or any part of any mandatory repayment or sinking fund redemption of Obligations of each maturity or of making any mandatory prepayment or redemption of Obligations pursuant to Section 3.04 of Exhibit 1 hereto, the Shipowner may, at its option, receive credit for Obligations of such maturity not previously so credited or applied to reduce the principal amount of Obligations of such maturity Outstanding, (i) prepaid or redeemed by the Shipowner pursuant to the optional prepayment or redemption provisions provided for in subsection (c) of this Article, (ii) redeemed by the Shipowner pursuant to the optional redemption provision provided for in subsection (d) of this Article, or (iii) purchased or acquired by the Shipowner (other than by prepayment or redemption) and delivered to the Indenture Trustee for cancellation pursuant to Section 2.13 of Exhibit 1 hereto. The Obligations of such maturity so credited or applied shall be credited or applied, as the case may be, by the Indenture Trustee, at 100% of the principal amount thereof. If the Shipowner shall elect to receive credit or application as aforesaid in lieu of making all or part of any mandatory repayment or sinking fund redemption or mandatory prepayment or mandatory redemption, it shall deliver to the Indenture Trustee, at least 45 days but not more than 60 days prior to the Redemption Date for such mandatory repayment or sinking fund redemption or mandatory prepayment or redemption, a Request (i) specifying the principal amount of Obligations of such maturity so optionally prepaid or redeemed or otherwise acquired, and so to be credited or applied, as the case may be, and (ii) stating that no such Obligations of such maturity have theretofore been made the basis of any such credit or application as aforesaid, and that none of such Obligations are subject to the terms of any agreement or contract between the Secretary, the Shipowner and/or any other person restricting the Shipowner’s right to apply any such Obligations of such maturity as a credit pursuant to the terms of this subsection (b), together with the Obligations of such maturity (uncancelled) for which such credit or application is so requested (unless such Obligations of such maturity shall theretofore have been delivered to the Indenture Trustee). In the case of any crediting by the Shipowner in lieu of making all or part of a mandatory repayment or sinking fund redemption or mandatory prepayment or redemption, the Indenture Trustee shall notify the Holders of the principal amount being so credited at least 30 and not more than 60 days prior to the repayment, prepayment or redemption date.

(c) Optional Prepayments or Redemptions Without Premium. (i) At its option, the Shipowner may prepay or redeem on any mandatory repayment or sinking fund Redemption Date, at a prepayment or redemption price equal to 100% of the principal amount thereof, together with interest accrued thereon to such date, an additional principal amount of Obligations of such maturity up to the principal amount of Obligations required to be repaid or redeemed under subsection (a) of this Article on such date, and before any credit pursuant to subsection (b) of this Article. The right to make any such optional repayment or sinking fund redemption shall not be cumulative. If the Shipowner shall elect to make any such optional prepayment, the Shipowner shall, at least 45 days but not more than 60 days prior to such prepayment, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its right to make such optional prepayment and specifying the additional principal amount of Obligations of such maturity which the Shipowner intends to prepay on such Interest Payment Date.

(ii) Notwithstanding subparagraph (i) above, at its option, the Shipowner may prepay the 2005 Notes, in whole or in part, on any Interest Payment Date, at the prepayment price of 100% of the principal amount thereof, together with interest accrued thereon to the date fixed for prepayment. If the Shipowner shall elect to make any such optional prepayment, the Shipowner shall, at least 45 days but not more than 60 days prior to such prepayment, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its right to make such optional prepayment and specifying the additional principal amount of 2005 Notes which the Shipowner intends to prepay on such Interest Payment Date.

(d) Optional Redemptions of Obligations at Premium. At its option, the Shipowner may redeem the 2020 Bonds, in whole or in part, at any time or from time to time, at the redemption prices specified in the 2020 Bonds, together with interest accrued thereon to the date fixed for redemption; provided that, no such redemption shall be made directly or indirectly with the proceeds of, or in anticipation of, borrowing by or for the account of the Shipowner guaranteed by the United States. If the Shipowner shall elect to make any such optional redemption of 2020 Bonds, the Shipowner shall, at least 45 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemption and specifying the Redemption Date, and the principal amount of 2020 Bonds which the Shipowner intends to redeem on such date. In the case of any redemption of the 2020 Bonds pursuant to this subsection (d) the Shipowner shall deliver to the Indenture Trustee, at the time of delivery of said Request, an Officer’s Certificate stating that such redemption shall comply with the proviso relating to such redemption.

ARTICLE FIFTH

DEFINITIONS

For all purposes of this Indenture, unless otherwise expressly provided or unless the context otherwise requires:

(1) All references herein to Articles, Sections or other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections and other subdivisions of this Indenture;

(2) The terms “hereof”, “herein”, “hereby”, “hereto”, “hereunder” and “herewith” refer to this Indenture; and

(3) The terms used herein and defined in Schedule A to this Indenture shall have the respective meanings stated in said Schedule.

ARTICLE SIXTH

ADDITIONS, DELETIONS AND AMENDMENTS TO EXHIBIT 1

The following additions, deletions and amendments are hereby made to Exhibit 1 to this Indenture.

(a) Concerning Section 2.04. The Shipowner and the Indenture Trustee shall not enter into any Supplemental Indenture, and the Indenture Trustee shall not enter into any supplement to the Authorization Agreement, pursuant to Section 2.04 of Exhibit 1 to this Indenture, except to provide for the issuance of additional Obligations of any Stated Maturity theretofore issued, or of one or more additional series for the purpose of aiding in financing or refinancing the construction, reconstruction or reconditioning of the Vessel, or to refund Obligations issued for such purpose.

(b) Concerning Section 2.07. Section 2.07 is hereby amended by inserting the word “or” after the word “secretary” and by deleting the words “or an assistant trust officer” in the first paragraph thereof.

(c) Concerning Section 2.10. (i) Section 2.10(b) is hereby amended by adding the word “endorsed” after the words “United States”.

(ii) Section 2.10(c) of Exhibit 1 hereto is hereby amended by inserting the following language before the period in the last line of the first paragraph thereof: “except as to the unredeemed portion of any Obligation being redeemed in part”.

(iii) Section 2.10(d) is hereby amended by adding the word “endorsed” after the words “United States”.

(d) Concerning Section 2.12. (i) Section 2.12 is hereby amended by adding the word “endorsed” after the words “United States”.

(ii) With respect to clause (1) of the proviso to Section 2.12 of Exhibit 1 to the Indenture, a written agreement of indemnity which is satisfactory in form and substance to the Secretary, the Shipowner, and the Indenture Trustee, executed and delivered by an institutional Holder having a capital and surplus of at least $100,000,000 shall be considered sufficient indemnity to the Secretary, the Shipowner, and the Indenture Trustee in connection with the execution, authentication and delivery of any new Obligations or the making of any payment as contemplated by said Section 2.12.

(e) Concerning Payment of the Obligations. Notwithstanding anything to the contrary in Exhibit 1 hereto, the Obligations to be issued hereunder shall be payable as to principal, premium (if any), and interest, at an office or agency maintained by the Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee, or at the option of the Shipowner, as to payments of principal, premium (if any), or interest by check mailed by such Corporate Trust Office to the addresses of the Obligees as such addresses shall appear in the Obligation Register, subject in any event to the provisions hereof concerning home office payment. The Indenture Trustee agrees that within 30 days from the date of any payment of principal or interest when the same shall become due and payable by reason of maturity or redemption, a Responsible Officer in the Corporate Trust Office of the Indenture Trustee shall ascertain to his satisfaction that checks in payment of such amounts have been mailed by such Corporate Trust Office to the addresses of the Obligees as provided above, if payment is to be made by check, or if payment is to be made by wire transfer, or by credit to an account maintained by the Obligee with the Indenture Trustee, that such funds have been wired or credited, or if payment is to be made at the Corporate Trust Office, that funds were held by the Indenture Trustee for such payment on the date the payment was due. The Indenture Trustee shall have no obligation to determine whether such checks or payments were received by the Obligees.

(f) Concerning Article III of Exhibit 1. All references in Article III of Exhibit 1 hereto to redemptions of Obligations shall be read to include repayments and prepayments of Obligations, as applicable.

(g) Concerning Section 3.03. The date required by Section 3.03 of Exhibit 1 hereto is June 2, 2020.

(h) Concerning Section 3.05. Section 3.05 of Exhibit 1 hereto is hereby amended by changing the phrase “a Vessel” to “the Vessel” each time it appears.

(i) Concerning Section 3.06. Section 3.06 of Exhibit 1 hereto is hereby amended in its entirety to read as follows:

“SECTION 3.06. Prepayment or Redemption After Assumption by the Secretary. Upon receipt by the Indenture Trustee of written instructions from the Secretary stating that the total principal amount of Obligations are required to be prepaid or redeemed on the date specified therein (which shall be not less than 37 nor more than 60 days from the receipt of such instructions by the Indenture Trustee) at the option of the Secretary at any time after the Secretary’s assumption of the Obligations pursuant to Section 6.09, the Indenture Trustee shall promptly give notice as provided in Section 3.08 of the prepayment or redemption on the Redemption Date of all the Outstanding Obligations and the Indenture Trustee shall, on such Redemption Date, if and only to the extent that the Secretary makes funds available to the Indenture Trustee for such purpose, prepay or redeem all of such Obligations together with interest accrued thereon to such Redemption Date; provided that, the Secretary shall prepay or redeem at the principal amount thereof and interest accrued thereon all of the Outstanding Obligations by notice to the Indenture Trustee in accordance with this Section 3.06 within 30 days of the non-assumption of the Obligations by a purchaser of the Vessel pursuant to Section 8.02.”

(j) Concerning Section 3.07. (i) Section 3.07(a) is hereby amended by deleting the phase “or 3.05” in the first sentence thereof.

(ii) Notwithstanding the provisions of Section 3.07(b) of Exhibit 1 to this Indenture, if less than all of the Obligations are to be repaid, prepaid or redeemed under any of the provisions contained or referred to in Article Third hereof or Article III of said Exhibit 1, the Indenture Trustee shall select such Obligations to be repaid, prepaid or redeemed on the Redemption Date by allocating the principal amount to be repaid, prepaid or redeemed first between each maturity of Obligations in proportion to the Outstanding Obligations and second among the holders of each maturity of Obligations in proportion to the aggregate principal amount of such maturity of Obligations registered in their respective names; provided that, the Indenture Trustee may select for repayment, prepayment or redemption portions of the principal amount of the Obligations of a denomination larger than $1,000; but the portions of the principal amount of the Obligations so selected shall be equal to $1,000 or an integral multiple thereof.

(k) Concerning References to Section 3.09(b). All cross-references to Section 3.09(b) made in Exhibit 1 hereto shall be deemed to refer to Section 3.10(b) of Exhibit 1 hereto.

(l) Concerning Section 4.01. Section 4.01(b) of Exhibit 1 hereto is hereby amended in its entirety to read as follows:

“(b) Cash held by the Indenture Trustee or any Paying Agent (other than the Shipowner) under this Indenture-

(i) need not be segregated;

(ii) shall not be invested except as permitted by clause (iv) of this Section 4.01(b);

(iii) shall not bear interest except to the extent the Indenture Trustee or such Paying Agent allows interest on similar deposits or except as the Shipowner and the Indenture Trustee (or such Paying Agent) may agree; and

(iv) if the Shipowner shall have deposited or caused to be deposited with the Indenture Trustee funds sufficient for the payment of the Obligations at their Maturity, including interest to the date of Maturity, and the date of Maturity is more than 3 Business Days after the deposit of such funds, the Indenture Trustee upon the Request of the Shipowner shall invest such funds, as directed by the Shipowner, in direct obligations of the United States Government maturing at or prior to the date of Maturity of such Obligations and having a principal amount equal to not less than the amount of the funds so invested. Such investments shall be held in trust for the purpose for which the funds so invested were held. After the Obligations in respect of which the funds were deposited have been paid in full (except as to unclaimed amounts as referred to in Section 4.03) any of such funds (including interest received in respect of such investments and gain on matured investments purchased at a discount) held by the Indenture Trustee in excess of amounts to which Holders of such Obligations are entitled shall upon the Request of the Shipowner be paid by the Indenture Trustee to the Shipowner.”

(m) Concerning Home Office Payment. Notwithstanding any terms of this Indenture or the Obligations to the contrary, the Shipowner may enter into an agreement with any Holder of an Obligation providing for payment to such Holder by check, or at the request of such Holder, by wire transfer of the principal of and the premium (if any), and interest on such Obligation or any part thereof at a place other than the place or places specified in such Obligation as the place for such payment, and for the making of notation (if any), of such payment on such Obligation by such Holder, or by an agent of the Shipowner or of the Indenture Trustee without presentation of such Obligation. The Shipowner will furnish to the Indenture Trustee a copy of each such agreement. The Indenture Trustee hereby consents to such agreement contained in Section 7 of the Purchase Agreement dated August 24, 1995, between the Shipowner and the purchasers named therein, and hereby acknowledges receipt of a copy thereof.

(n) Concerning Section 6.06. Section 6.06(b)(2) is hereby amended by adding after the word “expenses” the words “(including the fees and expenses of its legal counsel)”.

(o) Concerning Section 6.09. Section 6.09 is hereby amended by adding at the end thereof a new paragraph reading as follows:

“In the event that the Obligations are registered in the name of The Depository Trust Company (“DTC”), Cede & Co. (“Cede”) or another nominee of DTC or Cede pursuant to a Letter of Representations (“LOR”) which is executed among the Shipowner, the Indenture Trustee and DTC, and (i) if the Secretary assumes the Obligations pursuant to Section 6.09(a) hereof, or (ii) if the Secretary instructs the Shipowner and the Indenture Trustee to terminate the LOR, the Shipowner and the Indenture Trustee, immediately upon receipt of notice of such assumption or upon receipt of notice of such termination, shall terminate or cause the termination of the LOR in accordance with Section 11 thereof. The Indenture Trustee shall within 30 days from receipt of either such notice from the Secretary also instruct DTC to notify its direct and indirect participants of the need to re-register the Obligations in the names of the beneficial owners. Upon surrender by DTC of the Obligations issued in its name, the name of Cede or another nominee, the Shipowner shall issue at its sole expense, and the Indenture Trustee shall authenticate Obligations in the names provided to the Indenture Trustee by DTC.”

(p) Concerning Section 7.02. The amount “$3,000,000” in Section 7.02 of Exhibit 1 hereto is hereby deleted, and there is substituted therefor the amount “$75,000,000”, except that in determining the qualification of any Paying Agent such number shall remain $3,000,000.

(q) Concerning Section 7.03. The provisions of Section 7.03 shall be equally applicable to the Indenture Trustee in its capacity of Calculation Agent.

(r) Concerning Section 7.04. (i) Section 7.04 is hereby amended by adding after the words “Indenture Trustee” the words “as they may agree upon in writing from time to time”.

(ii) In addition the following sentence is added at the end thereof: “The obligations of the Shipowner under this Section 7.04 shall survive the resignation or removal of the Indenture Trustee.”

(iii) The provisions of Section 7.04 shall be equally applicable to the Indenture Trustee in its capacity as Calculation Agent.

(s) Concerning Section 8.01. Section 8.01 of Exhibit 1 hereto is hereby amended in its entirety to read as follows:

“SECTION 8.01. Consolidation, Merger or Sale by Shipowner. Nothing in this Indenture shall prevent any lawful consolidation or merger of the Shipowner with or into any other Person, or any sale of the Vessel to any other Person lawfully entitled to acquire and operate the Vessel or any sale by the Shipowner of all or substantially all of its assets to any other Person; provided that, except where the Shipowner shall be the Person surviving a merger or consolidation, the Person formed by or surviving such consolidation or merger, or to which the sale of the Vessel shall be made, shall, by Supplemental Indenture, expressly assume the payment of the principal of and interest (and premium, if any) on the Outstanding Obligations relating to the Vessel in accordance with the terms of the Obligations and of the Indenture and shall expressly assume the performance of the agreements of the Shipowner in the Indenture; provided further, that to the extent the Outstanding Obligations are not so assumed, the Shipowner shall prepay or redeem or cause to be prepaid or redeemed the Outstanding Obligations, such prepayment or redemption to be in accordance with the terms of the Obligations and of the Indenture. When a Person so assumes this Indenture and the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Shipowner from any and all obligations thereunder relating to the Outstanding Obligations. In the event of such an assumption by a Person to whom the Vessel has been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary.”

(t) Concerning Section 8.02. Section 8.02 of Exhibit 1 hereto is hereby amended in its entirety to read as follows:

“SECTION 8.02. Sale of the Vessel by the Secretary. Nothing contained in this Indenture shall prevent the sale of the Vessel to any other Person by the Secretary, by a court of law or by the Shipowner following, in connection with or in lieu of a foreclosure or similar action. Following any such sale (1) the Person to whom the Vessel has been sold may by Supplemental Indenture expressly assume the payment of and interest (and premium, if any) on all of the Outstanding Obligations in accordance with the terms of the Obligations and the Indenture and shall expressly assume the performance of the agreements of the Shipowner in the Indenture; and (2) in the event such Person does not so assume, the Secretary shall prepay or redeem all of the Outstanding Obligations without premium pursuant to Section 3.06 hereof; provided that, the Secretary shall allow or permit the sale of the Vessel to the original Shipowner or to any affiliate of the original Shipowner only if (i) the Secretary has not prepaid or redeemed such Obligations prior to such sale, and (ii) such purchaser assumes all of the Outstanding Obligations as contemplated by the preceding clause (1). When a Person so assumes this Indenture and all of the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Secretary from any and all obligations thereunder in the Secretary’s capacity as Shipowner relating to the Outstanding Obligations. In the event of such an assumption by a Person to whom the Vessel has been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary. Any such sale or the execution of a Supplemental Indenture by any successor Shipowner shall not discharge or in any manner affect the obligation of the United States to pay the Guarantees pursuant to the terms thereof.”

(u) Concerning Notices. Subject to the provisions of Section 13.01 of Exhibit 1 to this Indenture, any notice, request, demand, direction, consent, waiver, approval or other communication to be given to a party hereto or the

Secretary, shall be deemed to have been sufficiently given or made when addressed to:

The Indenture Trustee as:	The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286
Attn: Corporate Trust Administration

The Shipowner as:	GREAT AQ STEAMBOAT CO.
Two N. Riverside Plaza
Suite 200
Chicago, Illinois 60606
Attn: President

with a copy to:	GREAT AQ STEAMBOAT CO.
30 Robin Street Wharf
New Orleans, Louisiana 70130-1890

The Secretary as:	SECRETARY OF TRANSPORTATION
c/o Maritime Administrator
Department of Transportation
400 Seventh Street, SW
Washington, D.C. 20590

(v) Concerning Applicable Law. This Indenture and each Obligation shall be governed by the laws of the State of New York, and to the extent applicable, the laws of the United States.

(w) Execution of Counterparts. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall constitute but one and the same instrument.

IN WITNESS WHEREOF, this Trust Indenture has been duly executed by the parties hereto as of the day and year first above written.

GREAT AQ STEAMBOAT CO.
(SEAL)	Shipowner

ATTEST:	By:	/s/ Illegible

/s/ Illegible

THE BANK OF NEW YORK
Indenture Trustee

(SEAL)	By:	/s/ Mary La Gumina
ATTEST:		MARY LA GUMINA ASSISTANT VICE PRESIDENT

/s/ Paul J. Schmalzel
PAUL J. SCHMALZEL Assistant Treasurer

DISTRICT OF COLUMBIA	) ss.

Be it known this 24th day of August, 1995, personally appeared before me Steve Isaacson, who after being duly sworn, deposed and said that he is a Vice President of Great AQ Steamboat Co., the corporation which is described in and executed within the instrument hereto annexed, and that he signed the instrument hereto annexed by order of the Board of Directors of the said corporation, and acknowledged the annexed instrument to be the free act and deed of the said corporation.

In testimony whereof, I have hereunto set my hand an seal this 24th day of August, 1995.

/s/ Vicki L. Hux
NOTARY PUBLIC
Vicki L. Hux
Notary Public District of Columbia
My Commission Expires: 6-14-2000

[SEAL]

(Notarial Stamp and Seal)

STATE OF NEW YORK	)
) SS:
COUNTY OF NEW YORK	)

Be it known this 24th day of August, 1995, personally appeared before me Mary Lagumina, who after being duly sworn, deposed and said that he/she is a Asst. Vice President of The Bank of New York, the Indenture Trustee which is described in and executed within the instrument hereto annexed, and that he/she signed the instrument hereto annexed by order of the Board of Directors of the said The Bank of New York, and acknowledged the annexed instrument to be the free act and deed of the said Asst. Vice - President

In testimony whereof, I have hereunto set my hand and seal this 24th day of August, 1995.

/s/ William J. Cassels
NOTARY PUBLIC
WILLIAM J. CASSELS
Notary Public, State of New York No. ____________________ ___________________________________ ___________________________________ Commission Expires May 16, 1996

(Notarial Stamp and Seal)

Document 4

SCHEDULE OF DEFINITIONS

SCHEDULE A to

Trust Indenture

Schedule A to Trust Indenture

Dated as of August 24, 1995

“Act” means the Merchant Marine Act, 1936, as amended, and in effect on the Closing Date.

“Act of Obligees” means any request, demand, authorization, direction, notice, consent, waiver or other action to be given or taken by the Obligees and embodied in one or more documents of the type, and executed in the manner, required by the Indenture.

“Actual Cost” means the actual cost of the Vessel as determined and re-determined by the Secretary pursuant to Sections 1101(f) and 1104(b)(2) of the Act.

“Actual Knowledge” means actual knowledge of a Responsible Officer of a Person.

“Affiliate” or “Affiliated” means any Person directly or indirectly controlling, controlled by, or under common control with, another Person.

“Authorization Agreement” means the Authorization Agreement, Contract No. MA-13047, dated as of August 24, 1995, between the Secretary and the Indenture Trustee, whereby the Secretary authorizes the Guarantee of the United States to be endorsed on each of the Obligations, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

“Authorized Newspapers” means The Wall Street Journal (all editions) and The Journal of Commerce. Whenever successive weekly publications in the Authorized Newspapers are required under any agreement or other document, such publications may be made (unless otherwise expressly provided under any agreement or other document) on the same or different days of the week and in the same or in different Authorized Newspapers. If it is impossible or impractical to publish any notice required under any agreement or other document in the manner therein provided, then such publication in lieu thereof as shall be made with the approval of the Secretary (in the case of notice under the Authorization Agreement), or approval of the Indenture Trustee (in the case of notice under the Indenture), shall constitute a sufficient publication of such notice.

“Business Day” means a day which is not a Saturday, Sunday or a bank holiday under the laws of the United States of America, the States of Illinois or New York, or London, England.

“Closing Date” means the date on which the Secretary’s Note is executed.

“Corporate Trust Office” means the office of the Indenture Trustee at which, at any time, its corporate trust business shall be principally administered, which office at the date of execution of the Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

“Delivery Date” means June 2, 1995 which is the date on which the Vessel was delivered to and accepted by the Shipowner.

“Depreciated Actual Cost” means the depreciated actual cost of the Vessel as determined and re-determined by the Secretary pursuant to Sections 1101(g) and 1104(b)(2) of the Act.

“Guarantee” means each, and “Guarantees” means every, guarantee of an Obligation by the United States pursuant to Title XI of the Act, as provided in the Authorization Agreement.

“Holder” means each, and “Holders” means every, registered holder of an Obligation.

“Indenture” means the Trust Indenture dated as of August 24, 1995, between the Shipowner and the Indenture Trustee, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions thereof.

“Indenture Default” has the meaning specified in Article VI of Exhibit 1 to the Indenture.

“Indenture Trustee” means The Bank of New York, a New York banking corporation, and any successor trustee permitted under the Indenture.

“Interest Payment Date” means, with respect to any Obligation, the date when any installment of interest on such Obligation is due and payable.

“Maturity”, when used with respect to any Obligation, means the date on which the principal of such Obligation becomes due and payable as therein provided, whether at the Stated Maturity or by redemption or declaration of acceleration or otherwise.

“Obligation” means each, and “Obligations” means every, obligation of the Shipowner bearing a Guarantee and authenticated and delivered pursuant to the Indenture and the Authorization Agreement.

“Obligation Register” has the meaning specified in Section 2.10 of Exhibit 1 to the Indenture.

“Obligee” means each, and “Obligees” means every, Holder of an Obligation.

“Officer’s Certificate” means a certificate conforming to Section 1.02 of Exhibit 1 to the Indenture and signed by a Responsible Officer of the Person giving such certificate.

“Opinion of Counsel” means an opinion of counsel conforming to Section 1.02 of Exhibit 1 to the Indenture.

“Outstanding”, when used with reference to the Obligations, shall mean all Obligations theretofore issued under the Indenture, except:

(1)	Obligations Retired or Paid; and

(2)	Obligations in lieu of which other Obligations have been issued under the Indenture.

For the purposes of Articles VI and X of Exhibit 1 to the Indenture, and also in determining whether the Holders of a stated percentage of the principal amount of Outstanding Obligations have taken any Act of Obligees required or permitted by the Indenture, Obligations owned by the Shipowner or by any Affiliate of the Shipowner (excluding (a) Obligations held by an Affiliate of the Shipowner when such Affiliate is acting in a fiduciary capacity if it is established to the satisfaction of the Indenture Trustee that neither the Shipowner nor another Affiliate has a beneficial interest therein and (b) Obligations pledged in good faith by the Shipowner or by any Affiliate of the Shipowner, if the pledgee (i) is not an Affiliate of the pledgor and (ii) establishes to the satisfaction of the Indenture Trustee that it has the right to vote such Obligations) shall be disregarded and deemed not to be Outstanding; provided that, for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such Act of Obligees, only Obligations which the Indenture Trustee has actual knowledge are so owned shall be so disregarded and deemed not to be Outstanding. Obligations which are not Outstanding shall not be entitled to any rights or benefits provided in the Indenture.

“Paying Agent” means any bank or trust company having the qualifications set forth in clauses (1), (3), (4) and (5) of Section 7.02 (a) of Exhibit 1 to the Indenture, which shall be appointed by the Shipowner in accordance with Section 4.02 of Exhibit 1 to the Indenture to pay the principal of (and premium, if any) or interest on the Obligations on behalf of the Shipowner.

“Payment Default” has the meaning specified in Section 6.01(a) of Exhibit 1 to the Indenture.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust,

unincorporated organization, government or any agency or political subdivision thereof.

“Place of Payment” means the place at which an Obligation is to be redeemed, repaid or prepaid pursuant to Article III of Exhibit 1 to the Indenture.

“Principal Office,” when used with respect to the Shipowner, means the office of the Shipowner at which, at any particular time, its corporate business is principally administered.

“Purchase Agreement” means that certain agreement for the purchase of the Obligations to be executed by the Shipowner and the purchasers named therein, as originally executed or as modified or supplemented in accordance with the applicable provisions thereof.

“Redemption Date” means, with respect to any Obligation, a date fixed for the redemption, repayment or prepayment of such Obligation by or pursuant to Article Third of the Special Provisions of the Indenture or Article III of Exhibit 1 to the Indenture.

“Redemption Price” means, with respect to any Obligation, the price at which an Obligation is to be repaid, prepaid or redeemed pursuant to Article Third of the Special Provisions of the Indenture or Article III of Exhibit 1 to the Indenture.

“Request” means a written request to a Person for the action therein specified, signed by a Responsible Officer or the Person making such request.

“Responsible Officer” means (i) in the case of any business corporation, the chairman of the board of directors, the president or any vice-president, the secretary or any assistant secretary, or the treasurer or any assistant treasurer, (ii) in the case of any commercial bank, the chairman or vice-chairman of the executive committee of the board of directors or trustees, the president, any vice president, the secretary, the treasurer, any trust officer, any executive or senior or second or assistant vice president, or any officer or assistant officer customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred because of his/her knowledge of and familiarity with the particular subject, and (iii) with respect to the signing or authentication of Obligations and Guarantees by the Indenture Trustee, any person specifically authorized by the Indenture Trustee to sign or authenticate Obligations.

“Retired or Paid,” as applied to Obligations and the indebtedness evidenced thereby, means that such Obligations shall be deemed to have been retired or paid and shall no longer be entitled to any rights or benefits provided in the Indenture if:

(1)	such Obligations shall have been paid in full;

(2)	such Obligations shall have been cancelled by the Indenture Trustee or shall have been delivered to the Indenture Trustee for cancellation; or

(3)	such Obligations shall have become due and payable at Maturity and funds sufficient for the payment of such Obligations (including interest to the date of Maturity, or in the case of a payment after Maturity, to the date of payment, together with any premium thereon) and available for such payment (whether as a result of payment pursuant to the Guarantees or otherwise) shall be held by the Indenture Trustee or any Paying Agent pursuant to Section 4.02 of Exhibit 1 to the Indenture (or shall have been so held and shall thereafter have been paid to the Shipowner pursuant to Section 4.03 of Exhibit 1 to the Indenture) in trust for the purpose or with irrevocable directions, to apply the same;

provided that, the foregoing definition is subject to the provisions of Section 6.08 of Exhibit 1 to the Indenture.

“Secretary” means the Secretary of Transportation or any official or official body from time to time duly authorized to perform the duties and functions of the Secretary of Transportation under Title XI of the Act (including the Maritime Administrator, the Acting Maritime Administrator, and to the extent so authorized, the Deputy Maritime Administrator and other officials of the Maritime Administration).

“Secretary’s Note” means the promissory note of the Shipowner in favor of the Secretary executed and delivered on the date of the Indenture.

“Secretary’s Notice” means a notice from the Secretary to the Indenture Trustee to the effect that (a) a default, within the meaning of Section 1105(b) of the Act, has occurred under a mortgage, loan agreement, or other security agreement that has been entered into between the Secretary, the Shipowner and any other parties in order to protect the interests of the United States in connection with the Guarantees, (b) such notice is given for the purposes of Section 6.01(b) of Exhibit 1 to the Indenture in order to protect the security interests of the United States of America under such mortgage, loan agreement or other security agreement, and (c) the Guarantees will terminate upon the expiration of 60 days from the date of such notice if the Indenture Trustee and each Obligee shall have failed to demand payment of the Guarantees as provided in the Indenture, the Guarantees or the Act. Such notice shall be given (i) in writing, by registered mail, return receipt requested, deposited in the United States mails on the date of such notice and addressed to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee in accordance with the Special Provisions of the Indenture, (ii) by collect telegram or telex, telecopy or similar means of transmission dispatched on such date and addressed to the Responsible Officer in the Corporate Trust Office of the Indenture Trustee, as aforesaid, and (iii) by collect telephone call made on such date to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee. A Secretary’s Notice shall not be deemed to have been given unless it shall have been given in accordance with all the provisions of this definition, and the date of any Secretary’s Notice shall be deemed to be the date on which it is so given.

“Secretary’s Supplemental Indenture” means a Supplemental Indenture evidencing the succession, pursuant to Section 6.09 of Exhibit 1 to the Indenture, of the Secretary to the Shipowner, and the assumption by the Secretary of the obligations of the Shipowner under the Indenture.

“Section 1104” means Section 1104A of the Act, and when used with reference to subsections of Section 1104, means subsections of Section 1104A.

“Shipowner” means Great AQ Steamboat Co., a Delaware corporation, and subject to the provisions of Sections 6.09, 8.01 and 8.02 of Exhibit 1 to the Indenture, shall also include its successors and assigns.

“Stated Maturity,” when used with respect to any Obligation, means the date determinable as set forth in such Obligation as the final date on which the principal of such Obligation is due and payable.

“Supplemental Indenture” shall mean any indenture supplement to the Indenture entered into pursuant to Article X thereof.

“Title XI” means Title XI of the Act.

“2005 Notes” shall mean the notes designated as the variable rate notes in Article Second (a)(1) of the Special Provisions of the Indenture.

“2020 Bonds” shall mean the bonds designated as sinking fund bonds in Article Second (a)(2) of the Special Provisions of the Indenture.

“United States” means the United States of America.

“Vessel” means the paddlewheel steamboat named AMERICAN QUEEN, Official Number 1030765.

Document ___

GENERAL PROVISIONS INCORPORATED INTO

THE TRUST INDENTURE BY REFERENCE

Exhibit 1

to

Trust Indenture

EXHIBIT I

GENERAL PROVISIONS OF THE INDENTURE

INCORPORATED BY REFERENCE

TABLE OF CONTENTS

TO

EXHIBIT 1*

*	This Table of Contents is not a part of the Indenture and has no bearing upon the interpretation of its terms and provisions.

ii

iii

EXHIBIT I

GENERAL PROVISIONS OF THE INDENTURE

INCORPORATED BY REFERENCE

ARTICLE I

DEFINITIONS; OFFICER’S CERTIFICATES

AND OPINIONS OF COUNSEL

SECTION 1.01. Definitions. For all purposes of this Indenture, the terms used herein shall have the meanings specified in the Special Provisions hereof, including without limitation Schedule A to this Indenture.

SECTION 1.02. Officer’s Certificates and Opinions of Counsel. (a) Each Officer’s Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for herein (or waiver thereof) shall include:

(1) A statement that the Person or Persons making such certificate or rendering such opinion has or have read such covenant or condition;

(2) A brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) A statement that, in the opinion of such Person or Persons, he or they have made or caused to be made such examination or investigation as is necessary to enable him or them to express an informed opinion as to whether or not such covenant or condition has been complied with (or compliance therewith has been waived); and

(4) A statement as to whether or not, in the opinion of such Person or Persons, such condition or covenant has been complied with (or such compliance has been waived).

(b) An Opinion of Counsel may be based (insofar as it relates to factual matters, information with respect to which is in the possession of any Person) upon a certificate or opinion of or representations in writing signed by an officer or officers of such Person or by such Person, as the case may be, and may be based upon an Opinion of Counsel signed by another counsel.

An Opinion of Counsel may state that said opinion is subject to the execution and delivery of designated instruments if copies of such instruments in form approved by such counsel are delivered to the Indenture Trustee prior to or concurrently with the delivery of said opinion.

(c) A certificate or opinion of a Person or Persons other than counsel may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless the Person or Persons signing such certificate or opinion knew that such Opinion of Counsel was erroneous or, in the exercise of reasonable care, should have known that the same was erroneous.

(d) If the Indenture requires or permits the execution of any document by officers, counsel or other Persons, such document may be executed in counterparts by different officers, counsel or other Persons, all of which shall form one instrument.

(e) If the signer of any document is required to be approved by the Indenture Trustee, the acceptance of such document by the Indenture Trustee shall be sufficient and conclusive evidence of such approval.

(f) The fact that the delivery of any document is a condition precedent to any action required or permitted hereby shall not preclude the withdrawal revocation, rescission, modification or amendment of such document at any time prior to such action, and, in the event of any such withdrawal, revocation or rescission, such document shall be disregarded for all purposes of this Indenture.

ARTICLE II

THE OBLIGATIONS

SECTION 2.01. Designation of Obligations. The Obligations of each series shall be designated as stated in the Special Provisions hereof or in the Supplemental Indenture establishing such series.

SECTION 2.02. Issue, Form, Principal Amount, Maturity, Interest, Place of Payment, Denominations and Redemption of Obligations. (a) Upon or after the execution and delivery of this Indenture the aggregate principal amount of Obligations of the series and Stated Maturity or Maturities permitted by the Special Provisions hereof may be executed by the Shipowner, authenticated by the Indenture Trustee, and delivered as provided herein.

(b) The Obligations of each series and Stated Maturity to be issued hereunder, the Guarantees of the United States to be endorsed thereon and the Indenture Trustee’s authentication certificates to be endorsed thereon shall, in the case of the initial series of Obligations, be in the form or forms set forth in Exhibit 2 to the Special Provisions hereof or, in the case of Obligations of any additional series, in the form or forms set forth in the Supplemental Indenture establishing such series, and said Obligations shall:

(1) be limited to the respective principal amounts stated in the Special Provisions hereof or in the Supplemental Indenture establishing such series;

(2) bear interest from the date specified in Section 2.06 at the rate or rates per annum stated in such Obligations;

(3) Mature in the amount or amounts and at the time or time stated therein;

(4) be payable as to principal (and any premium thereon if premium in case of redemption prior to Stated Maturity is provided for therein), in any coin or currency of the United States which at the time of payment is legal tender for public and private debts, at an office or agency maintained from time to time by the Shipowner for such purpose as provided in Section 5.03 at the place or places stated in the Special Provisions hereof and payable as to interest as aforesaid or, at the option of the Shipowner, by check mailed by such office or agency to the addresses of the Obligees as such addresses shall appear in the Obligation Register;

(5) be issued in the denominations provided in the Special Provisions hereof or in the Supplemental Indenture establishing such series; and

(6) be subject to redemption to the extent and as provided in Article III.

(c) If the Maturity of any Obligation or an Interest Payment Date for any Obligation shall be a day other than a Business Day, then such payment may be made on the next succeeding Business Day, with the same force and effect as if made on the nominal date for such payment, and no interest shall accrue thereon for the period after said nominal date (whether or not such next succeeding Business Day occurs in a succeeding month).

SECTION 2.03. Issuance of Obligations of Initial Series. At any time and from time to time after the execution and delivery of this Indenture, the Shipowner may deliver to the Indenture Trustee Obligations of the initial series issuable under this Indenture duly executed by the Shipowner as hereinafter provided, accompanied by a Request of the Shipowner, and thereupon the Indenture Trustee shall authenticate such Obligations, after endorsing thereon and authenticating the Guarantees of the United States in accordance with the Authorization Agreement, and shall deliver such Obligations and Guarantees in accordance with such Request. Each such Request shall specify the principal amounts, interest rates and Stated Maturities of the Obligations to be authenticated and the names and addresses of the Persons in whose name the Obligations are to be registered.

SECTION 2.04. Additional Obligations; Obligations of Additional Series. At any time or from time to time, the Shipowner may, with the approval of the Secretary, issue additional Obligations of any series and Stated Maturity theretofore issued or of one or more additional series, which shall (i) be in such principal amount, and (in the case of Obligations of any additional series) mature on such dates, bear interest at such rate or rates, be in such form or forms and have such other terms and provisions, as shall be set forth in a Supplemental Indenture providing for the issue thereof and (ii) be guaranteed by the United States under Title XI of the Act pursuant to a supplement to the Authorization Agreement.

SECTION 2.05. Legends on Obligations. Any Obligation may have imprinted or stamped thereon any legend, consistent herewith, which is prescribed by the Shipowner and approved by the Indenture Trustee, and, except for endorsements permitted by the second paragraph of Section 2.10(c), by the Secretary.

SECTION 2.06. Dates of Obligations; Interest Rights. Each Obligation of any series shall be dated the date of its authentication and except as otherwise provided in this Section, shall bear interest from the Interest Payment Date for Obligations of such series next preceding the date of such Obligation to which interest on the Obligations of such series has been paid, unless (i) the date of such Obligation is the date to which interest on the Obligations of such series has been paid, in which case from the date of such Obligation, or (ii) no interest has been paid on the Obligations of such series since the original issue date (as defined below) of such Obligation, in which case from such original issue date. The term “original issue date” of an Obligation shall mean (a) in the case of an Obligation issued on original issue, the date of such Obligation, or (b) in the case of an Obligation not issued on original issue, the date of the Obligation (or portion thereof) issued on original issue for which such Obligation was issued (directly or indirectly) on registration of transfer, exchange or substitution.

SECTION 2.07. Execution of Obligations. The Obligations shall from time to time be executed on behalf of the Shipowner by a Responsible Officer thereof (whose signature may be a facsimile), and its corporate seal (which may be a facsimile) shall be affixed thereto or imprinted thereon and attested by its secretary, an assistant secretary or an assistant trust officer (whose signature may be a facsimile).

If any officer of the Shipowner whose signature (facsimile or otherwise) appears on any Obligation shall cease to be such officer before such Obligation shall have been authenticated by the Indenture Trustee or delivered, such Obligation nevertheless may be authenticated, issued and delivered with the same force and effect as though the person or persons whose signature or signatures (facsimile or otherwise) appear on such Obligation had not ceased to be such officer or officers of the Shipowner.

SECTION 2.08. Authentication of Obligations and Guarantees. No Obligation or the Guarantee of the United States thereon shall be valid unless such Obligation shall bear thereon an authentication certificate, manually executed by the Indenture Trustee in accordance with the terms and conditions of the Authorization Agreement, substantially in the form or forms referred to in Section 2.02(b). Such authentication certificate, so executed, on any Obligation shall be conclusive evidence, and the only competent evidence, that such Obligation and such Guarantee have been duly executed, authenticated and delivered hereunder.

SECTION 2.09. Temporary Obligations. There may be issued from time to time in lieu of (or in exchange for) any definitive Obligation or Obligations one or more temporary Obligations of like series and Stated Maturity, with a Guarantee of the United States endorsed thereon and authenticated by the Indenture Trustee, substantially of the same tenor as the definitive Obligations in lieu of (or in exchange for) which they are issued, with or without the specification of any Redemption Price or Prices. Such temporary Obligation or Obligations may be in such authorized denomination or denominations as shall be stated in a Request of the Shipowner delivered to the Indenture Trustee prior to the authentication thereof, which Request shall specify the aggregate principal amounts and the series and Stated Maturities of such temporary Obligations.

If definitive Obligations are not ready for delivery, the Holder of any temporary Obligation may, at the Corporate Trust Office, with the consent of the Shipowner, exchange the same for a temporary Obligation or Obligations of like series, tenor, interest accrual date and Stated Maturity of authorized denominations for the same aggregate principal amount upon the surrender for cancellation of such temporary Obligation or Obligations.

When definitive Obligations are ready for delivery, the Holder of any temporary Obligation may, at the Corporate Trust Office, exchange the same without charge for a definitive Obligation or Obligations of like series, tenor, interest accrual date and Stated Maturity of authorized denominations for the same aggregate principal amount.

SECTION 2.10. Registration, Transfer and Exchange. (a) The Shipowner shall cause the Indenture Trustee to keep an Obligation Register for the registration of ownership, transfers and exchanges of Obligations, at the Corporate Trust Office.

(b) Any Obligation may be transferred at the Corporate Trust Office, by surrender of such Obligation for cancellation, accompanied by an instrument of transfer in form satisfactory to the Shipowner and the Indenture Trustee, duly executed by the registered Obligee or his duly authorized attorney, and thereupon the Shipowner shall execute, and the Indenture Trustee shall authenticate and deliver in the name of the transferee or transferees, a new Obligation or Obligations, and the Guarantee or Guarantees of the United States thereon, in authorized denominations of like series, tenor, interest accrual date and Stated Maturity and for the same aggregate principal amount.

(c) The Shipowner shall not be required to register transfers or make exchanges of (1) Obligations for a period of 15 days immediately prior to (A) an Interest Payment Date or (B) any selection of Obligations to be redeemed, (2) Obligations after demand for payment of the Guarantees and prior to the payment thereof or rescission of such demand pursuant to Section 6.02(a), or (3) any Obligation which has been selected for redemption in whole or in part.

If any Obligation surrendered for transfer or exchange has been selected for redemption in whole or in part, there may be endorsed on any Obligation or Obligations issued therefor an appropriate notation of such fact.

(d) Any Obligation shall be exchangeable for a like principal amount of Obligations of the same series, tenor, interest accrual date and Stated Maturity but of different authorized denominations. Obligations to be exchanged shall be surrendered at the Corporate Trust Office, and the Shipowner shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, the Obligation or Obligations, and the Guarantee or Guarantees of the United States thereon, requested by the Obligee in accordance with this paragraph (d) .

(e) As a condition precedent to any transfer or exchange of Obligations, the Shipowner may (except upon an exchange of temporary for definitive Obligations) require the payment of a sum sufficient to reimburse it for any taxes or other governmental charges that may be imposed with respect thereto and a sum not exceeding $2.00 for each Obligation delivered upon any such transfer or exchange.

SECTION 2.11. Who Treated as Owners. The Shipowner, the Indenture Trustee, the Secretary, and any office or agency for the payment of principal of (and premium, if any) or interest on the Obligations may deem and treat the Person in whose name any Obligation is registered in the Obligation Register as the absolute owner of such Obligation for all purposes, and neither the Shipowner, the Indenture Trustee, the Secretary, nor any such office or agency shall be affected by any notice to the contrary, whether such Obligation shall be past due or not. All payments of or on account of principal (and premium, if any) or interest, or pursuant to the Guarantee endorsed on such Obligation, to such registered Obligee shall be valid and effectual to satisfy and discharge the liability of the Shipowner and the Secretary to the extent of the sum or sums so paid, except as otherwise provided in Section 6.08.

SECTION 2.12. Lost, Stolen, Destroyed or Mutilated Obligations. Upon receipt by the Shipowner and the Indenture Trustee of evidence satisfactory to them of the laws, theft, destruction or mutilation of any Outstanding Obligation and the ownership thereof, the Shipowner may execute, and upon request of the Shipowner, the Indenture Trustee shall, but subject to all limitations imposed by the Authorization Agreement and only to the extent authorized thereby, authenticate and deliver, a new Obligation, and the Guarantee of the United States thereon, of like series, tenor, interest accrual date, principal amount and Stated Maturity (which may bear such notation as may be required by the Indenture Trustee or by usage or by the rules of any stock exchange upon which the Obligations are then listed and which shall bear a serial number different from the serial number of the lost, stolen, destroyed or mutilated Obligation) in lieu of such lost, stolen, destroyed or mutilated Obligation and, similarly, upon receipt by the Shipowner and the Indenture Trustee of evidence satisfactory to them of the loss, theft, destruction or mutilation of any Obligation which has or is about to become due and payable, the Indenture Trustee may deem the applicant with respect thereto to be the owner of said Obligation for the purpose of receiving payment on account thereof of principal (and premium, if any) upon maturity or interest or the payment of the Guarantee thereof; provided that, as conditions precedent to the execution, authentication and delivery of any new Obligation in place of said Obligation or to any payment contemplated by this Section, (1) the Shipowner, the Indenture Trustee and the Secretary shall receive indemnity satisfactory to the Shipowner, the Indenture Trustee and the Secretary, (2) the Shipowner shall be reimbursed for all reasonable expenses (including any fees or expenses of the Indenture Trustee) incident thereto, and (3) said Obligation shall (unless the same shall have been lost, stolen or destroyed) be surrendered.

Obligations issued pursuant to this Section and the Guarantees endorsed thereon shall constitute original contractual obligations of the Shipowner and the United States, respectively, whether or not the lost, stolen or destroyed Obligations be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefits of this Indenture with all other Outstanding Obligations issued hereunder.

The provisions of this Section 2.12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of lost, stolen, destroyed or mutilated Obligations.

SECTION 2.13. Reacquired Obligations; Cancellation and Disposition of Obligations. In the event the Shipowner shall reacquire any Obligations (whether by purchase or otherwise), such Obligations shall forthwith be delivered to the Indenture Trustee for cancellation. Except as provided in Section 3.09(b), all Obligations surrendered for the purpose of payment, redemption, transfer, exchange, or substitution, or (if permitted in the Special Provisions hereof or the Supplemental Indenture establishing any additional series of Obligations) in discharge in whole or in part of any sinking fund payment shall, if surrendered to the Shipowner or any Paying Agent, be delivered to the Indenture Trustee for cancellation, or, if surrendered to the Indenture Trustee, shall be cancelled by it. No Obligation shall be authenticated in lieu of or in exchange for any Obligation cancelled as provided in this Section, except as may be expressly permitted by this Indenture. Obligations cancelled by the Indenture Trustee shall be delivered or disposed of as directed by a Request of the Shipowner.

ARTICLE III

REDEMPTION OF OBLIGATIONS

SECTION 3.01. Redemptions Suspended During Default. Notwithstanding the following provisions of this Article III, neither the Shipowner nor the Indenture Trustee shall redeem any Obligations, except pursuant to Section 3.04 or 3.06 during the continuance of any Indenture Default or event which with the lapse of time could constitute a Payment Default, except that, where the mailing of notice of redemption of any Obligations shall have theretofore been made, the Indenture Trustee shall redeem or cause to be redeemed such Obligations if it shall have received a sum sufficient for such redemption. Except as aforesaid, any moneys received by the Indenture Trustee for the redemption of Obligations which may not be applied to the redemption thereof shall be held as security for the payment of all the Obligations, and, (i) in case such Indenture Default or such event shall no longer be continuing, such moneys shall thereafter be applied to the redemption of Obligations in accordance with the applicable provisions of the Obligations and of this Article III, (ii) in the event the Secretary shall have assumed the Obligations pursuant to Section 6.09 or shall have been required to pay the Guarantees, such moneys shall be paid over by the Indenture Trustee to the Secretary or (iii) if no Obligation shall be Outstanding, other than by payment of the Guarantees, such moneys shall be paid to the Shipowner.

SECTION 3.02. Redemptions. (a) Redemptions With Premium. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall be subject to redemption at a premium in the amounts, at the price or prices, at the time or times and subject to the conditions specified therein.

(b) Redemptions Without Premium. The Obligations of each series shall be subject to redemption without premium in the amounts, at the time or times and subject to the conditions specified in Sections 3.03, 3.04, 3.05 and 3.06. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall also be subject to redemption without premium in the amounts, at the time or times and subject to the conditions specified therein or as provided in subsection (c) of this Section 3.02.

(c) Sinking Fund Redemptions. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or the Supplemental Indenture establishing such series shall so provide, such Obligations shall be subject to (i) mandatory redemption through the operation of a sinking fund or similar fund, in such amounts, at such times and subject to such credits (if any) as may be specified therein, and (ii) redemption at the option of the Shipowner, in connection with the operation of any such fund, in such additional amounts and subject to such conditions as may be specified therein.

(d) Adjustments of Redemption Payments. If the Obligations of any series and Stated Maturity or the Special Provisions hereof or of the Supplemental Indenture establishing such series provide for an adjustment in mandatory redemption payments as a result of any redemption or cancellation of Obligations, the Shipowner shall recompute the remaining mandatory redemption payments pursuant to such provisions and shall, at least 60 days prior to the next Interest Payment Date which occurs at least 60 days following any such redemption or cancellation of Obligations of such series requiring such recomputation, submit to the Secretary for his review of such recomputation to ascertain compliance with the provisions of such Obligations or the Special Provisions hereof or such Supplemental Indenture, a table of revised mandatory redemption payments on the Obligations of such series reflecting the adjustments made pursuant to such provisions as a result of such redemption or cancellation. Upon advice by the Secretary that he finds such recomputation to comply with such provisions, the Shipowner shall submit said table to the Indenture Trustee and the Indenture Trustee shall promptly submit a copy thereof to each Holder of an Obligation of such series.

SECTION 3.03. Terminal Mandatory Redemption. The Shipowner shall redeem, at the principal amount thereof and interest accrued thereon, all the Obligations that shall be Outstanding on the date determined in accordance with Section 1104(b)(3) of the Act and specified in the Special Provisions hereof so that the final maturity of such Obligations shall not exceed the period specified in said Section.

SECTION 3.04. Redemptions to Comply with Provisions of Section 1104(b)(2) of the Act. Upon receipt by the Indenture Trustee of a written instruction signed by the Secretary and a Responsible Officer of the Shipowner stating that upon receipt of funds paid to the Indenture Trustee by the Shipowner or the Secretary on behalf of the Shipowner such funds (i) shall be applied in the manner specified in such instruction to redeem the principal amount of Obligations specified in such instruction and (ii) are to be so applied in order that the principal amount of Obligations that will be Outstanding after such redemption will not exceed the principal amount thereof eligible for guarantee by the United States under Section 1104(b)(2) of the Act, the Indenture Trustee shall promptly give notice as provided in Section 3.08 of the redemption of such Obligations on a date which is 45 days from the date of receipt by the Indenture Trustee of such instruction; and the Indenture Trustee shall, on such date, redeem such Obligations at the principal amount thereof and interest accrued thereon to such date. The Shipowner agrees to notify the Indenture Trustee of the redemption at least 10 days prior to receipt by the Indenture Trustee of such written instruction.

SECTION 3.05. Redemption after Total Loss, Requisition of Title, Seizure or Forfeiture of a Vessel or Termination of Certain Contracts. Upon receipt by the Indenture Trustee of written instructions from the Secretary and the Shipowner stating that the principal amount of Obligations specified in such instructions are required to be redeemed on the date specified therein (which shall be not less than 40 nor more than 60 days from the receipt of such instructions by the Indenture Trustee) by reason of (i) an actual, constructive, agreed or compromised total loss of a Vessel, (ii) requisition of title to, or seizure or forfeiture of a Vessel or (iii) termination of any contract for the construction, reconstruction or reconditioning of a Vessel, the Indenture Trustee shall promptly give notice as provided in Section 3.08 of the redemption on such date of such principal amount of Obligations and the Indenture Trustee shall, on such date, redeem such principal amount of Obligations together with interest accrued thereon to such Redemption Date.

SECTION 3.06. Redemption after assumption by the Secretary. Upon receipt by the Indenture Trustee of written instructions from the Secretary stating that the principal amount of Obligations specified in such instructions are required to be redeemed on the date specified therein (which shall be not less than 30 nor more than 60 days from the receipt of such instructions by the Indenture Trustee) at the option of the Secretary at any time after the Secretary’s assumption of the Obligations pursuant to Section 6.09, the Indenture Trustee shall promptly give notice as provided in Section 3.08 of the redemption on the Redemption Date of the principal amount of Obligations specified in such instructions and the Indenture Trustee shall, on such Redemption Date, redeem such Obligations together with interest accrued thereon to such Redemption Date; provided that, the Secretary shall redeem at the principal amount thereof and interest accrued thereon the Proportionate Part of the Outstanding Obligations relating to such Vessel or Vessels which have been sold pursuant to Section 8.02 to a purchaser or purchasers who have not assumed such Obligations by notice to the Indenture Trustee in accordance with this Section 3.06 within 30 days of the nonassumption of the Obligations by such purchaser. The principal amount of the Proportionate Part of the Outstanding Obligations shall be determined by the Secretary.

SECTION 3.07. Determination of Obligations to be Redeemed. (a) If less than all the Obligations are to be redeemed pursuant to Section 3.04 or 3.05, the Indenture Trustee shall select Obligations of each series and Stated Maturity for redemption in proportion to the respective principal amounts of Obligations of such series and Stated Maturity then Outstanding, except as otherwise provided in the Special Provisions or in the Supplemental Indenture with respect to any series, making adjustment so that the principal amount of any Obligation to be redeemed shall be $1,000 or an integral multiple thereof.

(b) If less than all the Obligations of any series or Stated Maturity are to be redeemed under any of the provisions contained or referred to in this Article III, the Indenture Trustee shall select, in such manner as it shall deem appropriate any fair, the Obligations of such series or Stated Maturity to be redeemed, and the Indenture Trustee shall, according to such method as it shall in its reasonable discretion deem appropriate, make adjustments so that the principal amount of any Obligation to be redeemed shall be $1,000 or an integral multiple thereof.

SECTION 3.08. Notices of Redemption. (a) In case of any redemption of Obligations, whether mandatory or optional, a notice of redemption (indicating (1) the Redemption Date, (2) the Redemption Price, (3) if a part only of such Obligations is to be redeemed, the numbers or other identification of the Obligations and the principal amount thereof to be redeemed, in whole or in part, (4) the place of payment upon redemption and (5) that interest shall cease to accrue after the Redemption Date (but only if the Indenture Trustee or any Paying Agent shall have received the required moneys) shall be given, by or on behalf of the Shipowner, by mailing a copy of such notice, by first class mail, postage prepaid, at least 30 days but not more than 60 days prior to the Redemption Date, to each Holder of an Outstanding Obligation to be redeemed in whole or in part at his last address appearing upon the Obligation Register.

(b) Any notice of optional redemption of Obligations shall state that the redemption is subject to the receipt of the redemption moneys by the Indenture Trustee or any Paying Agent. Such notice shall be of no effect unless prior to the opening of business on the Redemption Date the Indenture Trustee or such Paying Agent shall receive an amount in cash sufficient for such redemption (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such redemption).

SECTION 3.09. Deposit of Redemption Moneys. Prior to the opening of business on any Redemption Date, the Shipowner shall, except as contemplated by Section 3.08(b), deposit or cause to be deposited with the Indenture Trustee or (except in the case of redemptions pursuant to Section 3.04, 3.05, or 3.06) with any Paying Agent an amount sufficient for such redemption (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such redemption) with irrevocable directions to it to so apply the same.

SECTION 3.10. Payment of Redemption Price. (a) If notice of redemption shall have been given as provided above, the Obligations or portions thereof specified in such notice shall, except as contemplated by Section 3.08(b), become due and payable on the Redemption Date and at the place of payment and the Redemption Price stated in such notice, and on and after said Redemption Date (unless the Shipowner shall default in the payment of such Redemption Price) interest on the Obligations or portions thereof so called for redemption shall cease to accrue. Upon presentation and surrender of such Obligations in accordance with such notice, such Obligations or the specified portions thereof shall be paid and redeemed at the applicable Redemption Price.

(b) Upon presentation of any Obligation redeemed in part only, the Shipowner shall execute and the Indenture Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Shipowner, a new Obligation or Obligations of like series and Stated Maturity, of authorized denominations, having endorsed thereon a Guarantee or Guarantees executed by the Secretary, in principal amount equal to the unredeemed portion of the Obligation so presented, or, at the option of such Holder, there may be noted thereon by the Indenture Trustee or, at its direction, by any Paying Agent the payment of the portion of the principal amount of such Obligation so called for redemption.

ARTICLE IV

CASH HELD BY INDENTURE TRUSTEE OR PAYING AGENTS

SECTION 4.01. Generally. (a) All cash held by the Indenture Trustee or any Paying Agent under this Indenture shall be held as a special deposit in trust for the purposes for which held (subject to Section 4.03).

(b) Cash held by the Indenture Trustee or any Paying Agent (other than the Shipowner) under this Indenture:

(1) need not be segregated;

(2) shall not be invested; and

(3) shall not bear interest except to the extent the Indenture Trustee or such Paying Agent allows interest on similar deposits or except as the Shipowner and the Indenture Trustee (or such Paying Agent) may agree.

SECTION 4.02. Paying Agents Other Than Indenture Trustee. (a) The Shipowner will cause any Paying Agent (other than the Indenture Trustee) which it may appoint by a writing delivered to such Paying Agent, with copies to the Indenture Trustee and the Secretary, to execute and deliver to the Indenture Trustee an instrument in which such agent shall agree with the Indenture Trustee that, subject to paragraph (b) of this Section and Section 4.03:

(1) it will hold in trust all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on Obligations for the benefit of the Holders of such Obligations, or for the benefit of the Indenture Trustee;

(2) it will forthwith give the Indenture Trustee written notice addressed to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee signed by a Responsible Officer of the Paying Agent of (A) any payment by the Shipowner of the principal of (and premium, if any) or interest on Obligations, specifying the amount paid, segregated as to principal (premium, if any) and interest, and identifying each Obligation on which any payment was made by number, date, series, Stated Maturity and the name of the Obligee, and/or (B) any failure of the Shipowner to make any such payment when the same shall be due and payable; and

(3) it will promptly, and in no event later than ten days after any payment made by it hereunder, give the Indenture Trustee written notice addressed to a Responsible Officer in the Corporate Trust Office of the Indenture Trustee of all payments of Obligations made by it, including and identifying all endorsements of payment made on Obligations by it, signed and containing the specified information as provided in subparagraph (2) above, and deliver to the Indenture Trustee all Obligations surrendered to it, for cancellation by the Indenture Trustee.

(b) The Shipowner may at anytime cause to be paid to the Indenture Trustee all sums held in trust by any Paying Agent pursuant to this Section, such sums to be held by the Indenture Trustee upon the same trusts.

SECTION 4.03. Unclaimed Amounts. Any moneys received by the Indenture Trustee or a Paying Agent, for the payment of Obligations or Guarantees and remaining unclaimed by the Holders thereof for 6 years after the date of the Maturity of said Obligations or the date of payment by the Secretary of the Guarantees shall, upon delivery to the Indenture Trustee of a Request by the Shipowner, be paid to the Shipowner; provided that, not less than 30 days prior to such payment, the Shipowner shall publish notice thereof to the Obligees at least once in the Authorized Newspapers, unless the Indenture Trustee, in its discretion, waives the publication of such notice. In such event, such Holders shall thereafter be entitled to look only to the Shipowner (and the settlor or settlors of any trust for which the Shipowner is trustee, to the extent paid over to it or them) for the payment thereof, and the Indenture Trustee or such Paying Agent, as the case may be, shall thereupon be relieved from all responsibility to such Holders therefor. No such Request, publication or payment shall be construed to extend any statutory period of limitations which would have been applicable in the absence of such Request, publication or payment.

SECTION 4.04. Application of Funds. If at any time the Indenture Trustee shall hold funds (other than any amounts received by the Indenture Trustee pursuant to Section 7.04), the application, distribution or payment of which is not governed by Request or written instruction of the Shipowner delivered pursuant to any provision of the Indenture, the Indenture Trustee shall give written notice thereof to the Shipowner, who shall promptly thereafter deliver to the Indenture Trustee a Request or written instruction bearing the written consent of the Secretary and directing the application, distribution or payment to be made of such funds.

ARTICLE V

REPRESENTATIONS AND AGREEMENTS OF SHIPOWNER

The Shipowner hereby represents and agrees, so long as Obligations are Outstanding, as follows:

SECTION 5.01. Authorization, Execution and Delivery of Indenture. The Shipowner has duly authorized the execution and delivery of this Indenture.

SECTION 5.02. Payment and Procedure for Payment of Obligations. The Shipowner will duly and punctually pay the principal of (and premium, if any) and interest on the Obligations according to the terms thereof and of this Indenture. The Shipowner will deposit with the Indenture Trustee or (subject to Section 3.09) a Paying Agent prior to the opening of business on each date fixed for each such payment an amount sufficient for such payment (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such payment) with irrevocable directions to it to so apply the same; provided that, payments of interest may be made as provided in Section 2.02(b)(4); and provided further, that except with the consent of the Secretary the Shipowner shall not deposit any such amount more than ten days prior to the date of the payment for which such amount is deposited.

SECTION 5.03. Offices or Agencies of Shipowner. The Shipowner shall (1) at all times cause one or more offices or agencies to be maintained within the United States where Obligations may be presented for payment, registration of transfer and exchange, and where demands to or upon the Shipowner with respect thereto may be served, and (2) from time to time give written notice to the Indenture Trustee and to the Secretary of the location of such offices or agencies. The Corporate Trust Office shall be deemed to be such an office or agency for such purposes until the Shipowner shall give the Indenture Trustee and the Secretary written notice to the contrary.

Any such office or agency for payment of the Obligations (other than the Corporate Trust Office) shall be a Paying Agent appointed in accordance with Section 4.02.

ARTICLE VI

INDENTURE DEFAULTS AND REMEDIES

SECTION 6.01. What Constitutes “Indenture Defaults.” Each of the following events shall constitute an “Indenture Default”:

(a) Default in the payment of the whole or any part of the interest on any of the Outstanding Obligations when the same shall become due and payable or default in the payment of the whole or any part of the principal of any of the Outstanding Obligations when the same shall become due and payable, whether by reason of Maturity, redemption, acceleration or otherwise, or any default referred to in Section 6.08, and continuation of any such default for a period of 30 days (herein called a “Payment Default”); and

(b) The giving of a Secretary’s Notice to the Indenture Trustee.

The Indenture Trustee shall give to the Obligees, the Secretary and the Shipowner prompt notice in writing of any default in payment referred to in clause (a) of this Section 6.01 (unless such default shall have been remedied prior to the giving of such notice), and of the occurrence of any Indenture Default which shall be continuing; provided that, the Indenture Trustee shall have no duty to give any such notice unless and until a Responsible Officer of the Indenture Trustee, who is a Responsible Officer in its Corporate Trust

Office, has actual knowledge of such default or Indenture Default. Any such notice of an Indenture Default to the Obligees (i) shall specify the nature of such Indenture Default, (ii) shall state that, by reason thereof, the Indenture Trustee is entitled under the Indenture to demand payment by the Secretary of the Guarantees, (iii) shall set forth the provisions of Section 6.04(b)(3) and (5), and (iv) shall advise the Obligees of the provisions of Section 6.02.

SECTION 6.02. Demand for Payment of Guarantees. (a) If an Indenture Default shall have occurred and be continuing, the Indenture Trustee shall not later than 60 days from the date of such Indenture Default demand payment by the Secretary of the unpaid interest to the date of such payment on, and the unpaid balance of the principal of, all Outstanding Obligations, whereupon the entire unpaid principal amount of the Outstanding Obligations and all unpaid interest thereon shall become due and payable on the first to occur of the date which is 30 days from the date of such demand or the date on which the Secretary pays the Guarantees; provided that, in the case of a demand made as a result of a Payment Default, if, prior to the expiration of 30 days from the date of such demand and prior to any payment of the Guarantees by the Secretary, the Secretary shall find, and give written notice to the Shipowner and the Indenture Trustee to the effect that, there was no Payment Default or that such Payment Default was remedied prior to such demand, such demand and the consequences thereof shall be rescinded and annulled and the Guarantees shall remain in full force and effect. The Indenture Trustee shall give to each Obligee and to the Shipowner prompt written notice of any demand made by the Indenture Trustee pursuant to this paragraph (a), any such notice to Obligees to be given as provided in Section 6.04(c).

(b) If the Indenture Trustee shall not have made the demand referred to in Section 6.02(a) on or before the 30th day following an Indenture Default which shall have occurred and be continuing and if the Holders of all Outstanding Obligations shall not have theretofore elected to terminate the Guarantees as provided in Section 6.04(a)(2), any Holder of an Outstanding Obligation, by an Act of Obligees delivered to the Secretary (with copies thereof to the Indenture Trustee and the Shipowner), may, in place of the Indenture Trustee and on behalf of all Holders of Outstanding Obligations, make such demand, subject to all the provisions of, and with the effect provided in, Section 6.02(a); provided that, the right of each Holder under this paragraph (b) shall be without prejudice to the rights and duties of the Indenture Trustee under Section 6.02(a).

SECTION 6.03. Appointment of Indenture Trustee and Holders of Outstanding Obligations as Attorneys-in-Fact. Each Holder of an Outstanding Obligation by the purchaser and acceptance of its Obligation, irrevocably appoints the Indenture Trustee and each other Holder of an Outstanding Obligation its agent and attorney-in-fact for the purpose of making the demand provided for in Section 6.02 and (in the case of the Indenture Trustee) of receiving and distributing any payment or payments by the Secretary made pursuant to any such demand; provided that, no action or failure to act by the Indenture Trustee shall affect the rights of any Holder of an Outstanding Obligation to take my action whatsoever permitted by law and not in violation of the terms of the Obligations or of the Indenture.

SECTION 6.04. Termination and Payment of the Guarantees. (a) Except as otherwise provided in Section 6.08, the Guarantee with respect to any Obligation shall terminate in case, and only in case, one or more of the following events shall occur:

(1) Such Obligation shall have been Retired or Paid;

(2) The Holders of all Outstanding Obligations shall have elected, by Act of Obligees delivered to the Secretary, to terminate the Guarantees;

(3) Such Guarantee shall have been paid in full in cash by the Secretary; or

(4) The Indenture Trustee and each Obligee shall have failed to demand payment of such Guarantee as provided herein or in such Guarantee or in the Act.

(b) Subject to the provisions of Section 6.08, when the Secretary shall pay the Guarantees in full in cash to the Indenture Trustee:

(1) The Indenture Trustee shall hold the entire amount thereof in trust for the sole purpose of providing for the payments specified in subparagraph (5) below;

(2) No Obligation or Obligations shall thereafter be issued;

(3) The Obligations (A) shall represent only the right to receive the payments from the Indenture Trustee specified in subparagraph (5) below and, in the event the Indenture Trustee makes payment to the Shipowner pursuant to Section 4.03, from the Shipowner, (B) shall otherwise no longer constitute or represent an obligation of the Shipowner, and (C) shall not be entitled to any other rights or benefits under this Indenture;

(4) The Indenture Trustee shall forthwith give written notice to the Shipowner and to each of the Obligees, stating that it has received payment of the Guarantees in full in cash from the Secretary and that the same is available for distribution to the Obligees in the manner specified in subparagraph (5) below (and the Indenture Trustee shall give like notice to the Holders of the Obligations at least annually thereafter for a period of 6 years or until all Obligations shall have been cancelled, whichever is earlier); and

(5) Upon the surrender for cancellation of any Obligation, the Indenture Trustee shall forthwith pay to the Holder of such Obligation in cash an amount (less the amount, if any, required to be withheld in respect of transfer or other taxes on payment to such Holder) equal to the unpaid principal amount of such Obligation and the unpaid interest accrued thereon to the date on which the Secretary shall have paid the Guarantees in full in cash to the Indenture Trustee; provided that, for the purposes of this subparagraph (5), the Indenture Trustee (A) may deem any Person as the owner of an Obligation in accordance with Section 2.11 and (B) shall not be required to make any payment in violation of applicable law.

(c) Each notice to Obligees required by this Section shall be given by the Indenture Trustee by first class mail, postage prepaid, to the address of each Obligee appearing upon the Obligation Register.

(d) If the Secretary shall not have paid the Guarantees in full in cash to the Indenture Trustee within 30 days after any demand therefor pursuant to Section 6.02 (whether or not because the Secretary makes either of the findings referred to in the proviso of Section 6.02(a)), the Indenture Trustee shall give prompt written notice of such nonpayment to each Obligee and the Shipowner. If the Indenture Trustee shall have received notice of either of such findings, such notice to each Obligee shall so state.

SECTION 6.05. Rights of Indenture Trustee after Indenture Default. During the continuance of any Indenture Default, the Indenture Trustee shall have the right to demand and to receive payment of the Guarantees and shall have, with the consent of the Secretary as to matters other than the enforcement of the Guarantees (unless all the Guarantees shall have terminated as provided herein):

(a) the right (in its name, as the trustee of an express trust, or as agent and attorney-in-fact for each Holder of the Obligations as a class) to take all action to enforce its rights and remedies (including the institution and prosecution of all judicial and other proceedings and the filings of proofs of claim and debt in connection therewith), and to enforce all existing rights of the Holders of the Obligations as a class; and

(b) all other rights and remedies granted to the Indenture Trustee by this Indenture, or the Authorization Agreement, or by law.

In addition, during the continuance of an Indenture Default and if all the Guarantees shall have terminated as provided herein, the Indenture Trustee shall have the right, by written notice to the Shipowner, to declare the entire unpaid principal amount of the Outstanding Obligations and all unpaid interest to be immediately due and payable.

SECTION 6.06. (a) Obligees’ Right to Direct Indenture Trustee after Indenture Default. During the continuance of any Indenture Default, the Holders of a majority in principal amount of the Outstanding Obligations shall have the right, by an Act of Obligees, to direct the Indenture Trustee:

(1) to exercise or to refrain from exercising any right or to enforce any remedy granted to it by this Indenture; and

(2) to direct the time, method and place of the exercise of any such right or the enforcement of any such remedy:

provided that, subject to Section 7.03, the Indenture Trustee shall have the right not to take any such action if it shall determine in good faith that the action would involve it in personal liability, would subject it to expenses against which it had not been offered adequate security and indemnity, or would be unjustly prejudicial to the Obligees not parties to such direction.

Anything in this Section 6.06(a) to the contrary notwithstanding, the Indenture Trustee shall be obligated to demand payment of the Guarantees as provided in Section 6.02(a) unless the Holders of all Outstanding Obligations shall have elected to terminate the Guarantees as provided in Section 6.04(a)(2), in which case the Indenture Trustee shall be obligated to refrain from making such demand.

(b) Limitations on Obligees’ Right to Sue. No Obligee shall have the right to institute any judicial or other proceedings under this Indenture unless:

(1) the Indenture Trustee shall have been directed to institute such proceeding by the Holders of at least 25% in aggregate principal amount of the Obligations then Outstanding;

(2) the Indenture Trustee shall have been offered adequate security and indemnity against the costs, expenses and liabilities to be incurred by compliance with such direction;

(3) the Indenture Trustee shall not have instituted such proceeding within 60 days after the receipt of both such direction and such offer of security and indemnity;

(4) no direction inconsistent with such request shall have been given to the Indenture Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Obligations; and

(5) the institution and prosecution of such proceeding would not result in an impairment of the rights of any other Obligee, it being understood and intended that no one or more Obligees shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Obligees or to obtain or to seek to obtain priority or preference over any other Obligees or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Obligees.

(c) Unconditional Right of Obligees to Sue for Principal (and Premium, if any) and Interest. Nothing in paragraph (b) shall (i) affect the obligation of the Shipowner to pay the principal of (and premium, if any) and interest on the Obligations in accordance with their terms or affect the right of any Obligee to institute any judicial or other proceeding to enforce the payment of his Obligations or (ii) limit the right of any Obligee to demand payment of the Guarantees pursuant to Section 6.02(b) or to institute any judicial or other proceeding to enforce the payment of the Guarantee of any Obligation of which he is the Holder.

SECTION 6.07. Undertaking for Costs. In any proceeding for the enforcement of any right or remedy under this Indenture, or in any proceeding against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the court may in its discretion require the filing by any party litigant of an undertaking to pay the cost of such proceeding and may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant, having due regard to the merits and good faith of the claims or defense made by such party litigant. The provisions of this Section 6.07 shall not apply to any proceeding instituted by the Indenture Trustee or any proceeding instituted by any Obligee for the payment of the principal of (and premium, if any) and interest on his Obligations.

SECTION 6.08. Rescission of Payments. Notwithstanding any other provision of this Indenture, or of the Obligations, in the event that any payment to or on behalf of an Obligee of the principal of or interest due under any Obligation, or any portion of any such payment, shall at any time be repaid by such Obligee in compliance with an order (whether or not final) of a court of competent jurisdiction pursuant to any provision of the Bankruptcy Code (Title 11 of the United States Code) or any Federal Law replacing or superseding such Code, or applicable state law, and regardless of whether there has been any previous Indenture Default and any payment pursuant thereto, or whether such Obligation shall theretofore have been acquired by the Shipowner or cancelled, or whether an instrument satisfying and discharging this Indenture shall have been executed and delivered, (1) such Obligation shall not be deemed to have been Retired or Paid and shall be deemed to be Outstanding, (2) the return of such payment in whole or in part (but not the mere possibility that any such payment or portion thereof may be so required to be returned, nor any prior demand, suit or proceeding for such return) in compliance with the order of such court shall constitute a default in payment of such Obligation within the meaning of Section 6.01(a), which default shall be deemed to have occurred on the date of such repayment and which default, if continued for 30 days, will constitute a Payment Default, (3) the Guarantee of such Obligation and (to the extent necessary to enforce such Obligation and Guarantee) this Indenture shall be in full force and effect, and (4) the Person required to return such payment or portion thereof shall be deemed for all purposes to be a Holder of such Obligation and entitled to enforce such Obligation and Guarantee to the extent of such repayment and, if there shall not be any Indenture Trustee hereunder then in office, such Person shall also be entitled to exercise on his own behalf all the rights of the Indenture Trustee hereunder necessary for such enforcement; provided that, in the event the Guarantee of any Obligation shall have terminated for reasons set forth in paragraphs (2) or (4) of Section 6.04(a) of this Indenture prior to the aforesaid date of repayment the provisions of this Section shall not apply to such Obligation.

SECTION 6.09. Assumption of Obligations by Secretary. Notwithstanding anything contained herein, (i) in the event the Shipowner shall fail to make any payment of principal or interest due on the Obligations on an Interest Payment Date and such failure to pay shall continue for a period of 25 days or (ii) in the event of a default under a mortgage, loan agreement, or other security agreement between the Secretary, the Shipowner and any other parties, the Secretary shall have the right to and may, in his sole discretion, (a) by giving to the Indenture Trustee at any time pursuant to clause (ii) above or, if pursuant to clause (i) above, on or after the 25th day of said 25 day period of such default (but prior to the receipt by the Secretary of any demand for payment of the Guarantees pursuant to Section 6.02) a Secretary’s Supplemental Indenture in the form of Exhibit 4 attached hereto, which Exhibit is incorporated herein by reference, assume the rights and obligations of the Shipowner under this Indenture and all Outstanding Obligations as provided in said Secretary’s Supplemental Indenture; and (b) if applicable, make any payment of principal or interest which is due under the Obligations. By the execution of this Indenture by the Indenture Trustee and the Shipowner it is agreed hereunder that a Secretary’s Supplemental Indenture shall be effective and binding upon the Indenture Trustee and the Shipowner and their respective successors or assigns without further act or deed of either as of the date executed and given to the Indenture Trustee by the Secretary as contemplated by this Section, and each of them for itself, its successors and assigns hereby irrevocably appoints the Secretary its true and lawful attorney-in-fact to execute and deliver said Secretary’s Supplemental Indenture. Upon any such assumption by the Secretary, the Secretary shall succeed to and be substituted for and may exercise every right and power of the Shipowner under this Indenture and the Obligations with the same force and effect as if the Secretary has been named as the Shipowner herein and therein. Upon any such assumption by the Secretary, the Indenture Trustee, upon request of the Secretary, shall promptly notify the holders of the Outstanding Obligations of such assumption. The Secretary may exercise its rights under this Section 6.09 as often as it deems appropriate in its sole discretion.

ARTICLE VII

THE INDENTURE TRUSTEE

SECTION 7.01. Acceptance of Trusts. The Indenture Trustee hereby accepts the trusts of this Indenture.

SECTION 7.02. Eligibility of Indenture Trustee. (a) The Indenture Trustee shall at all times be a bank or trust company which (1) is organized as a corporation and doing business under the laws of the United States or any state thereof, (2) is authorized under such laws to exercise corporate trust powers, (3) is subject to supervision or examination by federal or state authority, (4) has a combined capital and surplus (as set forth in its most recent published report of condition) of at least $3,000,000, and (5) shall not have become incapable of acting or have been adjudged a bankrupt or an insolvent nor have had a receiver appointed for itself or for any of its property, nor have had a public officer take charge or control of it or its property or affairs for the purpose of rehabilitation, conservation or liquidation.

(b) Should the Indenture Trustee at any time cease to be eligible, pursuant to this Section 7.02, to act as trustee, it shall promptly notify the Obligees, the Shipowner and the Secretary of such fact; and should the Shipowner obtain knowledge of such ineligibility, it shall promptly advise the Indenture Trustee, the Secretary, and the Obligees of such fact. Any such notice (i) shall set forth all the relevant facts known to the Indenture Trustee or the Shipowner, as the case may be, (ii) if to the Secretary or the Shipowner, shall be registered or certified mail, postage prepaid, and (iii) if to Obligees, shall be sent to each Obligee in the manner provided in Section 6.04(c) at his address as it appears on the Obligation Register, or at such other address as such Obligee may have furnished to the Indenture Trustee for such purpose.

SECTION 7.03. Rights and Duties of Indenture Trustee. (a) The Indenture Trustee shall not be responsible for the correctness of the Recitals in the Special Provisions hereof or in the Obligations (except the Indenture Trustee’s authentication certificate thereon), all of which Recitals are statements made solely by the Shipowner.

(b) The Indenture Trustee shall not be responsible for the validity, execution by other parties thereto, or sufficiency of this Indenture, the Authorization Agreement, the Obligations or the Guarantees.

(c) During the continuance of any Indenture Default (except for an Indenture Default resulting from those defaults in payment or Payment Defaults referred to in paragraph (r) of this Section, concerning which the Indenture Trustee has not received the notice referred to in said paragraph (r) and the information relating to items (1) through (5) of said paragraph (r)), the Indenture Trustee shall exercise such of the rights and powers vested in it by Article VI, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(d) Except during the continuance of any Indenture Default (other than an Indenture Default referred to in the parenthetical expression set forth in paragraph (c) of this Section), the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.

(e) No provision of this Indenture shall relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; provided that:

(1) Except during the continuance of an Indenture Default (other than an Indenture Default referred to in the parenthetical expression set forth in paragraph (c) of this Section), (A) the duties of the Indenture Trustee shall be limited as provided in paragraph (d) of this Section, and (B) in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely upon certificates or opinions conforming to the requirements of this Indenture as to the truth of the statements and the correctness of the opinions expressed therein;

(2) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Indenture Trustee unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(3) The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an Act of Obligees relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture

Trustee, or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

(f) Subject to paragraph (i) of this Section, the Indenture Trustee shall be under a duty to examine certificates and opinions required by this Indenture to be furnished to it to determine whether or not they conform to the requirements hereof.

(g) Subject to paragraph (c) of this Section, the Indenture Trustee may rely and shall be protected in acting upon any resolution, certificate, opinion, notice, request, consent, order, appraisal, report, bond, or other paper or document believed by it to be genuine, to have been signed by the proper party or parties and to be in conformity with the provisions of this Indenture.

(h) In all cases where this Indenture does not make express provision as to the evidence on which the Indenture Trustee may act or refrain from acting, the Indenture Trustee shall be protected (subject to paragraph (c) of this Section) in acting or refraining from acting hereunder in reliance upon an Officer’s Certificate as to the existence or nonexistence of any fact.

(i) The Indenture Trustee may consult with counsel satisfactory to the Indenture Trustee (who may be counsel to the Shipowner), and an Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel.

(j) Subject to paragraph (c) of this Section, the Indenture Trustee shall not be under any responsibility for the approval or selection of any expert for any of the purposes expressed herein; provided that the Indenture Trustee shall exercise reasonable care with respect to the approval or selection of independent experts whom it approves or selects to furnish opinions or certificates to the Indenture Trustee pursuant to this Indenture.

(k) Whenever it is provided that the Indenture Trustee shall take any action, including the giving of any notice or the making of any demand, or refrain from taking any action upon the happening or continuation of a specified event (including an Indenture Default) or upon the fulfillment of any condition or upon the Request of the Shipowner or of Obligees or upon receipt of any notice, including a Secretary’s Notice, the Indenture Trustee (1) shall, subject to paragraph (c) of this Section, have no liability for failure to take such action or for failure to refrain from taking such action unless and until a Responsible Officer of the Indenture Trustee, who is a Responsible Officer in the Corporate Trust Office, has actual knowledge of such event or continuation thereof or the fulfillment of such conditions or shall have received such Request, and (2) in taking or refraining from taking such action, shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

(l) Subject to paragraph (c) of this Section, the Indenture Trustee shall not be under any obligation to exercise any of the trusts or powers hereof at the request, order or direction of any Obligees or the Secretary, unless such Obligees or the Secretary shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities to be incurred thereby.

(m) The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Obligations with the same rights it would have if it were not Indenture Trustee.

(n) Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not take any action contrary to the terms of the Authorization

Agreement, and any such purported action or any attempt to take such action shall be void and of no effect and, except as provided in Section 7.06(b), shall not enter into any amendment to the Authorization Agreement except as expressly authorized by a Supplemental Indenture entered into pursuant to Article X.

(o) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(p) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

(q) Upon the execution and delivery of an instrument satisfying and discharging this Indenture as provided in Section 12.01 hereof, all duties and obligations of the Indenture Trustee hereunder (except with respect to the application of funds for the payment of Obligations then held by the Indenture Trustee) shall cease and shall not thereafter be revived, whether or not the Indenture shall thereafter be in full force and effect as provided in Section 6.08.

(r) Notwithstanding any other provisions of this Indenture or the Authorization Agreement, the Indenture Trustee shall have no duty or obligation to exercise any of its rights or powers hereunder with respect to a default in payment or Payment Default by reason of a repayment referred to in Section 6.08 unless and until it shall have received notice of such default and information concerning (1) the date thereof, (2) the Obligation to which such repayment relates, (3) the Person making such repayment and the Holder of such Obligation, (4) the amounts of such repayment attributable to principal, premium and interest on such Obligation, and (5) the Interest Payment Date or other date on which the Obligee received the moneys to which the court order mentioned in Section 6.08 relates.

SECTION 7.04. Compensation, Expenses and Indemnification of Indenture Trustee. The Shipowner shall (1) pay reasonable compensation to the Indenture Trustee and reimburse it for its reasonable expenses and disbursements (including counsel fees and expenses) and (2) indemnify the Indenture Trustee for, and hold it harmless against, any loss, liability or expense which it may incur or suffer without negligence or bad faith in acting under this Indenture or the Authorization Agreement. The compensation of the Indenture Trustee shall not be limited to the compensation provided by law for a trustee acting under an express trust.

SECTION 7.05. Resignation and Removal of Indenture Trustee. (a) The Indenture Trustee may resign at any time by giving written notice to the Shipowner. Within 10 days thereafter, the resigning Indenture Trustee shall give notice of such resignation to the Obligees in the manner provided in Section 6.04(c). If the resigning Indenture Trustee fails to do so within such 10-day period, within the next succeeding 10 days the Shipowner shall give such notice in the same manner.

(b) The Indenture Trustee may at any time be removed by:

(1) written notice to the Indenture Trustee and the Shipowner by the Holders of a majority in principal amount of the Outstanding Obligations; or

(2) written notice to the Indenture Trustee by the Shipowner or the Secretary that the Indenture Trustee has ceased to be eligible under Section 7.02(a).

(c) Any resignation or removal of the Indenture Trustee shall be effective only upon appointment of a successor Indenture Trustee approved by the Secretary and the acceptance of such appointment by such successor Indenture Trustee.

SECTION 7.06. Appointment of Successor Indenture Trustee. (a) If the Indenture Trustee or the Shipowner shall have given notice of ineligibility of the Indenture Trustee pursuant to Section 7.02(b), or if any notice of resignation or of removal shall have been given pursuant to Section 7.05, then a successor Indenture Trustee may be appointed by the Shipowner; provided that, if such successor Indenture Trustee is not so appointed (or has not accepted such appointment) within 15 calendar days after the giving of any such notice, such appointment may be made (i) by the Secretary or (ii) by a court of competent jurisdiction upon the application of the Secretary, the Shipowner, the retiring Indenture Trustee or any Person who then is, and has been, the Holder of an Outstanding Obligation for at least 6 months.

(b) No successor Indenture Trustee shall be appointed without the prior written consent of the Secretary and until such successor Indenture Trustee shall enter into an amendment to the Authorization Agreement as set forth in the first sentence of Section 4.04 thereof.

(c) If a successor Indenture Trustee is appointed, approved by the Secretary and accepts such appointment, and the Shipowner shall have knowledge thereof, the Shipowner shall give notice to the Obligees of such appointment in the manner provided in Section 6.04(c). The failure of the Shipowner to give such notice shall not affect the validity of any such appointment.

SECTION 7.07. Effect of Appointment of Successor Indenture Trustee. Upon appointment and acceptance as Indenture Trustee, each successor Indenture Trustee shall forthwith, without further act or deed, succeed to all the rights and duties of its predecessor in trust under this Indenture and the Authorization Agreement. Such predecessor shall promptly deliver to such successor Indenture Trustee all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Indenture Trustee under this Indenture. Upon the written request of the successor Indenture Trustee or the Shipowner and upon payment of all amounts due to such predecessor under this Indenture, such predecessor shall transfer, assign and confirm to the successor Indenture Trustee all its rights under this Indenture by executing and delivering from time to time to the successor Indenture Trustee such further instruments and by taking such other action as may reasonably be deemed by such successor Indenture Trustee or the Shipowner to be necessary or appropriate in connection therewith.

SECTION 7.08. Merger, Consolidation and Sale of Indenture Trustee. In the event of any merger (including for the purposes of this Section, the conversion of a state bank into a national banking association or vice versa) or consolidation of the Indenture Trustee into any other Person or in the event of the sale of all or substantially all the Indenture Trustee’s corporate trust business, the Person resulting from such merger (including any such conversion) or consolidation, or the transferee in the case of any such sale, shall forthwith notify the Shipowner and, subject to Section 7.02(a) and 7.06(b), shall be the Indenture Trustee under this Indenture and the Authorization Agreement without further act or deed.

Obligations and Guarantees authenticated after any such merger, consolidation or sale may be authenticated by the successor Indenture Trustee either in its own name or in the name of any predecessor which shall have been the Indenture Trustee.

ARTICLE VIII

CONSOLIDATION, MERGER OR SALE BY SHIPOWNER

SECTION 8.01. Consolidation, Merger or Sale by Shipowner. Nothing in this Indenture shall prevent any lawful consolidation or merger of the Shipowner with or into any other Person, or any sale of a Vessel or Vessels to any other Person lawfully entitled to acquire and operate such Vessel or Vessels or any sale by the Shipowner of all or substantially all of its assets to any other Person; provided that, except where the Shipowner shall be the Person surviving a merger or consolidation, the Person formed by or surviving such consolidation or merger, or to which the sale of such Vessel or Vessels shall be made, shall, by Supplemental Indenture, expressly assume the payment of the principal of and interest (and premium, if any) on the Proportionate Part of the Outstanding Obligations relating to such Vessel, or Vessels in accordance with the terms of the Obligations and of the Indenture and shall expressly assume the performance of the agreements of the Shipowner in the Indenture; provided further, that to the extent said Proportionate Part of the Outstanding Obligations is not so assumed, the Shipowner shall redeem or cause to be redeemed the principal amount of the Proportionate Part of Outstanding Obligations as is required by the Secretary, such redemption to be in accordance with the terms of the Obligations and of the Indenture. When a Person so assumes this Indenture and such Proportionate Part of the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Shipowner from any and all obligations thereunder relating to such Proportionate Part of the Outstanding Obligations. In the event of such an assumption by a Person to whom a Vessel or Vessels have been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) such Proportionate Part of the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for such Proportionate Part of the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary. The principal amount of the Proportionate Part of the Outstanding Obligations shall be determined by the Secretary.

SECTION 8.02. Sale of the Vessel or Vessels by the Secretary. Nothing contained in this Indenture shall prevent the sale of a Vessel or Vessels to any other Person or Persons by the Secretary, by a court of law or by the Shipowner following, in connection with or in lieu of a foreclosure or similar action. Following any such sale (1) the Person to whom such Vessel or Vessels have been sold may by Supplemental Indenture expressly assume the payment of and interest (and premium, if any) on the Proportionate Part of the Outstanding Obligations relating to such Vessel or Vessels in accordance with the terms of the Obligations and the Indenture and shall expressly assume the performance of the Shipowner in the Indenture; and (2) in the event such Person does not so assume, the Secretary shall redeem the Proportionate Part of the Outstanding Obligations relating to such Vessel or Vessels without premium pursuant to Section 3.06 hereof; provided that, the Secretary shall allow or permit the sale of a Vessel or Vessels to the original Shipowner or to any affiliate of the Shipowner only if (i) the Secretary has not redeemed such Obligations prior to such sale, and (ii) such purchaser assumes such Proportionate Part of the Outstanding Obligations as contemplated by the preceding clause (1). When a Person so assumes this Indenture and such Proportionate Part of the Outstanding Obligations, the Supplemental Indenture shall discharge and release the Secretary from any and all obligations thereunder in the Secretary’s capacity as Shipowner relating to such Proportionate Part of the Outstanding Obligations. In the event of such an assumption by a Person to whom a Vessel or Vessels have been sold (a) such Person shall succeed to, and be substituted for, and may exercise every right and power of the original Shipowner with the same effect as if such successor Shipowner had been named as the Shipowner herein and (b) such Proportionate Part of the Outstanding Obligations shall be surrendered to the Indenture Trustee for appropriate notation or for the issuance of new Obligations in exchange for such Proportionate Part of the Outstanding Obligations in the name of the successor Shipowner, as required by the Secretary. Any such sale or the execution of a Supplemental Indenture by any successor Shipowner shall not discharge or in any manner affect the obligation of the United States to pay the Guarantees pursuant to the terms thereof. The principal amount of the Proportionate Part of the Outstanding Obligations shall be determined by the Secretary.

ARTICLE IX

ACTS OF OBLIGEES

SECTION 9.01. Acts of Obligees. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action required or permitted by this Indenture to be given or taken by Obligees may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Obligees in person or by an agent or attorney duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Shipowner and the Secretary. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act of Obligees” signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or attorney shall be sufficient for any purpose of this Indenture and (subject to Section 7.03) conclusive in favor of the Indenture Trustee and the Shipowner, if made in the manner provided in paragraph (b) of this Section.

(b) The fact and date of the execution by any Person of any instrument or writing referred to in paragraph (a) of this Section may be proved by the affidavit of a witness of such execution or by the certificate or acknowledgment of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such affidavit or certificate shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Indenture Trustee (or, if such instrument or writing is addressed to the Secretary, the Secretary) deems sufficient.

(c) The ownership of Obligations shall be proved by the Obligation Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Obligation shall bind every future Holder of the same Obligation and the Holder of every Obligation issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Indenture Trustee, any Paying Agent or the Shipowner in reliance thereon, whether or not notation of such action is made upon such Obligation.

ARTICLE X

SUPPLEMENTAL INDENTURES

SECTION 10.01. Permissible without Action by Obligees. The Shipowner, the Indenture Trustee, or, where applicable, the Secretary, from time to time and at any time, may, without the consent of or notice to any of the Obligees, subject to Sections 10.02 and 10.05, enter into an indenture or other instrument supplemental hereto and which thereafter shall form a part hereof, for any one or more of the following purposes:

(1) to add to the covenants of the Shipowner, whether applicable to one or more series of Obligations;

(2) to evidence the succession pursuant to Article VIII of another corporation or entity to the Shipowner and the assumption by such successor of the obligations of the Shipowner hereunder;

(3) to eliminate any right reserved to or conferred upon the Shipowner;

(4) to make such provisions for the purpose of curing any ambiguity or correcting or supplementing any provisions in this Indenture as the Shipowner or the Secretary may deem necessary or desirable, provided such provisions are not inconsistent with this Indenture and shall not adversely affect the interests of the Obligees;

(5) to provide for the issuance of additional Obligations of any series and Stated Maturity theretofore issued under this Indenture or to set forth the terms and provisions of any one or more additional series of Obligations in accordance with Section 2.04; or

(6) to evidence the assumption pursuant to Section 6.09 by the Secretary of the Shipowner’s obligations under this Indenture and the Outstanding Obligations.

SECTION 10.02. Protection of Indenture Trustee. Upon receipt of a Request of the Shipowner that the Indenture Trustee execute any Supplemental Indenture and upon receipt of any Act of Obligees required pursuant to Section 10.04 and the consent of the Secretary required pursuant to Section 10.05, the Indenture Trustee shall enter into such Supplemental Indenture; provided that, the Indenture Trustee shall not be obligated to enter into any Supplemental Indenture which the Indenture Trustee believes adversely affects the Indenture Trustee’s own rights, duties or immunities under this Indenture.

SECTION 10.03. Reference in Obligations to Supplemental Indentures. Obligations authenticated and delivered after the execution and delivery of any Supplemental Indenture may, with the consent and approval of the Shipowner and the Indenture Trustee, contain a text modified to conform to such Supplemental Indenture or have imprinted or stamped thereon a legend with respect to such Supplemental Indenture, but no such modification or legend shall be necessary to make such Supplemental Indenture effective.

SECTION 10.04. Waivers and Supplemental Indentures with Consent of Obligees. With the consent of the Holders of not less than 60% in principal amount of the Outstanding Obligations of each series affected thereby, by Act of Obligees delivered to the Shipowner and the Indenture Trustee, (x) compliance by the Shipowner with any of the terms of the Indenture may be waived or (y) the Shipowner and the Indenture Trustee may enter into any Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Obligations issued under this Indenture; provided that, no such waiver or Supplemental Indenture shall:

(a) Without the consent of all Obligees affected thereby (1) change the Stated Maturity or reduce the principal of any Obligation, (2) extend the time of payment of, or reduce the rate of, interest thereon, (3) change the due date of or reduce the amount of any mandatory sinking fund payment, (4) reduce any premium payable upon the redemption of any Obligation, or (5) change the coin or currency in which any Obligation or the interest thereon is payable; or

(b) Without the consent of all Obligees (1) terminate or modify any of the Guarantees or the obligations of the Secretary thereunder, (2) reduce the amount of any of the Guarantees, (3) eliminate, modify or condition the duties of the Indenture Trustee to demand payment of the Guarantees or otherwise to comply with the provisions of Sections 6.02 and 6.04, (4) eliminate or reduce any of the eligibility requirements for the Indenture Trustee stated in Section 7.02, or (5) reduce the percentage in principal amount of the Outstanding Obligations of any series, the consent of whose Holders is required for any such Supplemental Indenture, or required for any waiver provided herein or to modify any of the provisions of this Section except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of all Obligees affected thereby.

It shall not be necessary for any Act of Obligees under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution of any Supplemental Indenture pursuant to this Section, the Shipowner shall give notice thereof to the Obligees in the manner provided in Section 6.04(c). Any failure of the Shipowner to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

SECTION 10.05. Consent of Secretary. Subject to the provisions of Section 11.01, no waiver pursuant to Section 10.04 shall be effective, and neither the Shipowner nor the Indenture Trustee shall enter into any Supplemental Indenture, without the prior written consent of the Secretary thereto, and any purported action or attempt to take such action forbidden to be taken by this Section shall be void and of no effect.

SECTION 10.06. Continued Validity of the Guarantees. Notwithstanding anything herein to the contrary, this Indenture, the Guarantees and the Authorization Agreement shall each remain in full force and effect notwithstanding the assumption by the Secretary of the Obligations pursuant to the Secretary’s Supplemental Indenture entered into pursuant to Section 6.09, and pursuant to Section 1103(e) of the Act, the validity of the Guarantee of any Obligation shall be unaffected, and such Guarantee and all responsibilities, requirements and consents relating to the Secretary under the terms and provisions of this Indenture shall remain in full force and effect notwithstanding any such assumption by the Secretary as aforesaid.

ARTICLE XI

PERFORMANCE OF OBLIGATIONS TO SECRETARY

SECTION 11.01. Performance of Obligations to Secretary. Notwithstanding any other provisions of this Indenture to the contrary, each of the provisions hereof which requires or permits action by the Secretary, the consent, approval or authorization of the Secretary, the furnishing of any document, paper or information to the Secretary, or the performance of any other obligation to the Secretary, shall not be effective and the Sections containing such provisions shall be read as though there were no such requirements or permissions, after termination of the Guarantees pursuant to Section 6.04(a).

ARTICLE XII

SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 12.01. Satisfaction and Discharge of Indenture. Whenever all Outstanding Obligations authenticated and delivered hereunder shall have been Retired or Paid the Indenture Trustee shall forthwith deliver to the Shipowner and the Secretary a duly executed instrument, in form submitted to it by the Shipowner and reasonably satisfactory to the Indenture Trustee, satisfying and discharging this Indenture and, at the time such form of instrument is submitted to the Indenture Trustee the Shipowner shall deliver to the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the Obligations of this Shipowner to the Indenture Trustee under Section 7.04 shall survive.

ARTICLE XIII

MISCELLANEOUS

SECTION 13.01. Notices and Demands. Except as otherwise specifically provided herein or in the Act, any notice, request, demand or direction upon, or other communication to, the Indenture Trustee, the Shipowner or the Secretary shall be deemed to have been sufficiently given or made by being mailed, registered or certified mail, postage prepaid, addressed to the Indenture Trustee, the Shipowner or the Secretary at their respective addresses appearing in the Special Provisions of this Indenture or at such other address as any of them may advise the others in writing from time to time. Except as otherwise specifically provided herein or in the Act, any notice, request, demand or direction upon, or other communication to, the Obligees shall be deemed to have been sufficiently given or made by being mailed, registered or certified mail, postage prepaid, to the address of each Obligee last appearing on the Obligation Register.

SECTION 13.02. Waivers of Notice. In any case where notice by mail or otherwise is provided herein, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be deemed the equivalent of such notice. Waivers of notice shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken thereon in reliance upon any such waiver.

SECTION 13.03. Benefit of Indenture. This Indenture is for the sole benefit of the Shipowner, the Indenture Trustee, the Holders from time to time of the Outstanding Obligations and (until the obligations to the Secretary shall have terminated as provided in Article XI) the Secretary.

SECTION 13.04. Execution of Counterparts. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be original and shall together constitute but one and the same instrument.

SECTION 13.05. Table of Contents; Titles and Headings. Any table of contents, the titles of the Articles and the headings of the Sections are not a part of this Indenture and shall not be deemed to affect the meaning or construction of any of its provisions.

SECTION 13.06. Integration with Special Provisions of the Indenture. In the event of any conflict between the provisions of the Special Provisions of the Indenture and of this Exhibit 1 thereto, the provisions of the Special Provisions shall govern and the provisions of this Exhibit 1 to the Indenture shall be deemed to be amended accordingly.

SECTION 13.07. Immunity of Incorporators, Stockholders, Officers and Directors. No recourse shall be had for the payment of the principal of, or the premium, if any, or interest on any Obligation, or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Shipowner or of any successor corporation, either directly or through the Shipowner or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the Obligations are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Shipowner or of any successor corporation, either directly or through the Shipowner or any successor corporation, because of the incurring of the indebtedness hereby authorized or under, or by reason of, any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Obligations or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Obligations and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Obligations, expressly waived and released.

SECTION 13.08. Applicable Law. This Indenture and each Obligation shall be governed by the laws referred to in the Special Provisions hereof, except to the extent Federal law applies hereto.

FIRST PREFERRED SHIP MORTGAGE

$60,589,000

GREAT AQ STEAMBOAT CO.

Shipowner and Mortgagor

30 Robin Street Wharf

New Orleans, Louisiana 70130-1890

to

THE UNITED STATES OF AMERICA

Mortgagee

represented by the Secretary

acting by and through the

Maritime Administrator

Maritime Administration of the U.S.

400 Seventh Street, S.W.

Washington, D.C. 20590

Dated as of August 24, 1995

Covering the whole of the Vessel

AMERICAN QUEEN

O.N. 1030765

FIRST PREFERRED SHIP MORTGAGE

THIS FIRST PREFERRED SHIP MORTGAGE, effective as of August 24, 1995, by GREAT AQ STEAMBOAT CO., a Delaware corporation (the “Shipowner” and “Mortgagor”) located at 30 Robin Street Wharf, New Orleans, Louisiana 70130-1890, to the UNITED STATES OF AMERICA (the “United States”), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the “Secretary” and “Mortgagee”) located at the U.S. Department of Transportation, 400 Seventh Street, S.W., Washington, D.C. 20590.

WHEREAS, the Shipowner is the sole owner of the whole of the AMERICAN QUEEN more fully described in the Granting Clause below;

WHEREAS, the Shipowner has, in consideration of the issuance of certain Guarantees (the “Guarantees”) by the Secretary, pursuant to Title XI of the Merchant Marine Act, 1936, as amended (“Title XI”), of the payment of the unpaid interest on, and the unpaid balance of the principal of, the United States Government Guaranteed ship Financing Bonds, American Queen Series issued by the Shipowner in the aggregate principal amount of $60,589,000 (the “Obligations”), and pursuant to the terms and provisions of the Security Agreement, dated the date hereof, between the shipowner and the Secretary (herein as it may be amended or supplemented, called the “Security Agreement”), issued and delivered to the Secretary its promissory note dated the date hereof payable to the Secretary in the principal amount of $60,589,000 (said promissory note in the form attached to the Security Agreement as Exhibit 2 being herein called the “Secretary’s Note”); and the Shipowner has agreed to execute and deliver this First Preferred Ship Mortgage to the Secretary (hereinafter referred to in this Mortgage as the “Mortgagee”) for the purpose of securing the shipowner’s obligations to the Secretary with respect to the Guarantees and the payment of the principal of and interest on the Secretary’s Note in accordance with its terms, and the terms of the Security Agreement and this Mortgage (the Mortgage, as the same may hereafter be amended or supplemented in accordance with the terms hereof, herein called the “Mortgage”);

NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

That, in consideration of the premises and of the additional covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as security for the Guarantees and in order to secure the payment of the above-mentioned interest on and principal of the Secretary’s Note and all other sums that may be secured by the Mortgage and the Security Agreement, and to secure the due performance and observance of all the agreements and covenants in the Secretary’s Note and herein contained, the Shipowner has

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granted, conveyed, mortgaged, pledged, confirmed, assigned, transferred and set over, and by these presents does grant, convey, mortgage, pledge, confirm, assign, transfer and set over unto the Mortgagee, the whole of the Vessel described as follows:

Name of Vessel	Type	Official Number	Year Built
AMERICAN QUEEN	Paddlewheel Passenger Vessel	1030765	1995

which Vessel has its home port at the port of New Orleans, Louisiana, and is more fully described in its certificate of documentation, together with all of its boilers, engines, machinery, masts, spares, rigging, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, apparel, furniture, fittings and equipment, spare parts and all other appurtenances to said Vessel appertaining or belonging, whether now owned or hereafter acquired whether on board or not and all additions, improvements, renewals and replacements hereafter made in or to said Vessel or said appurtenances.

TO HAVE AND TO HOLD, all and singular, the above mortgaged and described property unto the Mortgagee, to its own use, benefit and behoof forever;

PROVIDED, HOWEVER, and these presents are upon the condition that, if the above-mentioned principal of and interest on the Secretary’s Note are paid or satisfied in accordance with the terms thereof, the Security Agreement and this Mortgage, and all other obligations and liabilities that may be secured by the Security Agreement and this Mortgage are paid in accordance with their terms, then this Mortgage and the estate and rights hereunder shall cease, determine and be void, otherwise to remain in full force and effect.

The Shipowner hereby agrees with the Mortgagee that the Vessel now or at any time subject to the lien of this mortgage is to be held by the Mortgagee subject to the further agreements and conditions hereinafter set forth.

ARTICLE FIRST

Section 1. The execution and delivery of this Mortgage and the execution and delivery of the Secretary’s Note have each been duly authorized by the Shipowner and are not in contravention of any indenture or undertaking to which the Shipowner is a party or by which it is bound.

Section 2. All of the covenants and agreements on the part of the Shipowner including, without limitation, those relating to: maintenance of United States citizenship; organization and

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existence of the Shipowner; title to and possession of the Vessel; sale, transfer or charter of the Vessel; taxes; liens; documentation of the Vessel; material changes in the Vessel; compliance with applicable laws; maintenance of marine insurance; requisition of title; and compliance with Chapter 313 of Title 46 of the United States Code, which are set forth in, and all of the rights, immunities, powers and remedies of the Secretary which are provided for in the Security Agreement (including the Special Provisions thereof and the General Provisions of Exhibit 1 thereto), except for the Granting Clause thereof, together with all other provisions of the Security Agreement, are incorporated herein by reference with the same force and effect as though set forth at length in this Mortgage, and true copies of the form of the Special Provisions of and Exhibit 1 to the Security Agreement and the Secretary’s Note are annexed hereto.

Section 3. A Default pursuant to the provisions of the Security Agreement shall constitute a default hereunder, and shall give the Mortgagee the rights and remedies established by Chapter 313 of Title 46 of the United States Code, and as provided in the Security Agreement.

Section 4. This instrument is executed as and shall constitute an instrument supplemental to the Security Agreement, and shall be construed in connection with, and as part of, the Security Agreement.

ARTICLE SECOND

Section 1. This Mortgage may be executed in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

Section 2. All the covenants, promises, stipulations and agreements of the Shipowner in this Mortgage shall bind the Shipowner and its successors and assigns, and shall inure to the benefit of the Mortgagee and its successors and assigns, and all the covenants, promises, stipulations and agreements of the Mortgagee in this Mortgage contained herein, shall bind the Mortgagee and its successors and assigns, and shall inure to the benefit of the Shipowner and its successors and assigns, whether so expressed or not.

Section 3. Any term used herein which is defined in the Security Agreement and which is not specifically defined herein shall have the meaning specified in the Security Agreement, unless the context otherwise requires.

Section 4. No provision of this Mortgage or of the Security Agreement shall be deemed to constitute a waiver by the Mortgagee

4

of the preferred status of the Mortgage given by 46 U.S.C. $31305, and any provision of this Mortgage or of the Security Agreement which would otherwise constitute such a waiver, shall to such extent be of no force and effect.

Section 5. If the Secretary’s Note shall have been satisfied and discharged, and if the Shipowner shall pay or cause to be paid all other sums that may have become secured under the Security Agreement and this Mortgage, then this Mortgage and the estate and rights hereunder shall cease, determine, and become null and void; and the Secretary, on request of the Shipowner and at the Shipowner’s cost and expense, shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon its and other appropriate records, and shall execute and deliver to the Shipowner such instruments as may be necessary, duly acknowledging the satisfaction and discharge of this Mortgage.

ARTICLE THIRD

The total principal amount of the obligations that is secured by this First Preferred Ship Mortgage is SIXTY MILLION FIVE HUNDRED EIGHT-NINE THOUSAND DOLLARS ($60,589,000) excluding interest, expenses, and fees (such as custodial costs and attorneys’ fees). The date of maturity is June 2, 2020, and the discharge amount is the same as the total amount.

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IN WITNESS WHEREOF, this instrument has been executed on the date below indicated, and effective as of the day and year first above written.

GREAT AQ STEAMBOAT CO. as Shipowner

BY:
Vice President and Chief Financial Officer

Date Signed:	August 24, 1995

Attest:

Vice President and Assistant Secretary

CONSENTED TO:

UNITED STATES OF AMERICA SECRETARY OF TRANSPORTATION acting by and through the MARITIME ADMINISTRATOR

By:
Secretary Maritime Administration

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ACKNOWLEDGEMENT

DISTRICT OF COLUMBIA	)
) ss:
CITY OF WASHINGTON	)

On this 24th day of August 1995, before me, Vicki L. Hux, a Notary Public in and for the District of Columbia, personally appeared Steven M. Isaacson, duly known to me to be Vice President and Chief Financial Officer of GREAT AQ STEAMBOAT CO., a Delaware corporation, the corporation described in and that executed the instrument hereto annexed and that he signed his name thereto by like authority.

NOTARY PUBLIC

My Commission Expires:
Vicki L. Hux
Notary Public District of Columbia
(NOTARIAL SEAL)	My Commission Expires 6-14-2000

7

ACKNOWLEDGEMENT

DISTRICT OF COLUMBIA	)
) ss:
CITY OF WASHINGTON	)

I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that John C. Richard, Secretary of the Maritime Administration, personally appeared before me in said District, the aforesaid officer being personally well known to me as the person who executed the Mortgage hereto annexed, and acknowledged the same to be his/her act and deed as said officer.

Given under my hand and seal this 24th day of August, 1995.

NOTARY PUBLIC

My Commission Expires: 1/31/99
Illegible
Notary Public for the District of Columbia
(NOTARIAL STAMP AND SEAL)	My Commission Expires January 31, 1999

8

Contract No. MA-13049

ASSUMPTION AND SUPPLEMENT NO. 1

TO FIRST PREFERRED SHIP MORTGAGE

BY AND AMONG

GREAT AQ STEAMBOAT, L.L.C.

as Assuming Shipowner

Robin Street Wharf

1380 Port of New Orleans Place

New Orleans, Louisiana 70130-1890

Interest Assumed 100%

GREAT AQ STEAMBOAT CO.,

Robin Street Wharf

1380 Port of New Orleans Place

New Orleans, Louisiana 70130-1890

Interest Conveyed 100%

AND

THE UNITED STATES OF AMERICA

represented by the Secretary of Transportation, acting by

and through the Maritime Administrator

400 Seventh Street, S.W.

Washington, D.C. 20590

$58,165,000.00

Effective as of December 31, 1996

AMERICAN QUEEN

O.N. 1030765

9

ASSUMPTION AND SUPPLEMENT NO. 1

TO

FIRST PREFERRED SHIP MORTGAGE

This Assumption and Supplement No. 1 to First Preferred Ship Mortgage (“Supplement No. 1”), relating to the AMERICAN QUEEN, Official No. 1030765 (the “Vessel”), effective as of December 31, 1996, is made by and among Great AQ Steamboat, L.L.C., a Delaware limited liability company, located at Robin Street Wharf, 1380 Port of New Orleans Place, New Orleans, Louisiana 70130-1890 (the “Shipowner”), Great AQ Steamboat Co., Robin Street Wharf, 1380 Port of New Orleans Place, New Orleans, Louisiana 70130-1890 (the “Assignor”), to the United States of America, represented by the Secretary Transportation, acting by and through the Maritime Administrator, 400 Seventh Street, S.W., Washington, D.C. 20590 (the “Secretary” or “Mortgagee”).

WITNESSETH:

WHEREAS, on August 24, 1995, the Assignor, executed and delivered a First Preferred Ship Mortgage to the Mortgagee (the “Mortgage”), pursuant to which the Original Shipowner mortgaged to the Mortgagee the Vessel listed in said Mortgage as security for, among other things, payment of the principal of and interest on the United States Government Guaranteed Ship Financing Obligations, consisting of 2005 Notes and 2020 Bonds (the “Obligations”) issued by the Assignor under the Indenture and to secure the payment of the principal of and interest on the promissory note issued by the Assignor and delivered to the Secretary originally on August 24, 1995 (the “Secretary’s Note”), pursuant to the terms and provisions of the Security Agreement dated August 24, 1995, Contract No. MA-13048 (the “Security Agreement”); said Mortgage having been recorded on August 24, 1995 in the Office of the United States Coast Guard National Vessel Documentation Center, Falling Waters, West Virginia in Book NVDC 95-1, Page 179 at 3:05 p.m.; and

WHEREAS simultaneously with the delivery hereof, as a result of the merger of the Assignor into the Shipowner and pursuant to operation of law, the Assignor is transferring its assets, including its interest in the Vessel to the Shipowner subject to the Mortgage, and the Shipowner is assuming all of the covenants, promises, stipulations and agreements of the Assignor as stated in the Mortgage; and

WHEREAS, the Shipowner and the Mortgagee have executed and delivered the Modification and Assumption Agreement (the “Agreement”), the form of which is

10

attached hereto as Exhibit A, which, among other things, constitutes an assumption of the Security Agreement; and

WHEREAS, pursuant to Endorsement No. 1 to the Secretary’s Note, the form of which is attached hereto as Exhibit B, the Shipowner has assumed the Secretary’s Note and obligations set forth therein, and has modified the method for calculation of interest on the 2005 Notes; and

WHEREAS, the calculation of interest set forth in the Secretary’s Note, an exhibit to and a part of the Mortgage, has changed, and the Secretary has required the Mortgage to be Supplemented in order to attach an Addendum to the Secretary’s Note (the “Addendum”) which reflects the revised method of calculating interest, a form of which is attached hereto as Exhibit C;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and as security for the Guarantees and in order to secure the payment of the above-mentioned interest on and principal of the Secretary’s Note and all other sums that may be secured by the Mortgage and the Security Agreement, and to secure the due performance and observance of all agreements and covenants in the Mortgage and Secretary’s Note and herein contained, the Shipowner hereby acknowledges and confirms that it has assumed and shall be fully liable on a joint and several or solidary basis for all obligations of the Assignor under the Mortgage and the Shipowner has granted, conveyed, mortgaged, pledged, confirmed, assigned, transferred and set over, and by these presents does grant, convey, mortgage, pledge, confirm, assign, transfer and set over, unto the Mortgagee, the whole of the Vessel listed in the Recitals of this Mortgage duly documented in the name of the Shipowner under the laws of the United States, having its home port at the port of New Orleans, Louisiana, together with all its engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, capstans, outfit, tools, pumps, pumping and other equipment and all other appurtenances thereto now or at any time hereafter appertaining or belonging to and whether on board or not on board and also any and all additions, improvements and replacements hereafter made in or to the Vessel or in and to their equipment and appurtenances as aforesaid, and the parties hereto further agree as follows:

SECTION 1. The Mortgagee hereby consents to the transfer of the Vessel and all appurtenances thereto by the Assignor to the Shipowner, subject, however, to the maintenance thereon of the lien of the Mortgage with first priority and upon the due performance of the terms and conditions of this Assumption.

SECTION 2. For all purposes, including U.S. Coast Guard record keeping, the Shipowner shall be the owner of record of the Vessel and the Shipowner agrees the Vessel shall be redocumented in its name as owner thereof on the date hereof with her home port at New Orleans, Louisiana.

SECTION 3. The Shipowner hereby covenants promises and agrees (i) to pay the unpaid principal of and interest on the Secretary’s Note when the same may be due and

11

payable in accordance with and subject to the teams of the Security Agreement, the Mortgage, and the Secretary’s Note, and all other sums which may be secured by the Mortgage, as assumed by this Supplement No. 1 and the Security Agreement, and (ii) to observe each and every covenant, agreement and condition of the Mortgage which by the terms thereof are to be performed or observed by the Shipowner thereunder.

SECTION 4. The Mortgagee releases and discharges the Assignor from each and every obligation to be performed by the Mortgagor under the Mortgage.

SECTION 5. Assignor agrees that at any time and from time to time, upon written request of the Shipowner, Assignor will promptly and duly execute any and all such further action as the Shipowner may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

SECTION 6. The provisions of the Addendum, annexed hereto as Exhibit C are incorporated herein by reference and a true copy of the from of the Addendum is annexed hereto.

SECTION 7. For the purposes of 46 U.S.C. 31321(b)(3), the amount of the direct or contingent obligations that are or may be secured by the Mortgage, excluding interest, expenses and fees is the total amount of Fifty Eight Million One Hundred and Sixty Five Thousand Dollars ($58,165,000.00) and the total amount of the Secretary’s Note on the date hereof is Fifty Eight Million One Hundred and Sixty Five Thousand Dollars ($58,165,000.00) and, therefore, the total amount of the Mortgage as assumed by this Supplement No. 1 is $58,165,000.00 and interest (and premium, if any) and performance of mortgage covenants. The date of maturity, June 2, 2020, remains unchanged and the discharge amount is the same as the reduced total amount The interest of the Shipowner in the Vessel is 100%. The interest mortgaged with respect to the Vessel is 100%. Nothing herein shall constitute a novation, release, termination or reissuance of the Mortgage, or a novation of the indebtedness evidenced by the Secretary’s Note.

SECTION 8. All of the covenants and agreements on the part of the Shipowner which are set forth in, and all the rights, privileges, powers and immunities of the Mortgagee which are provided for in, the Mortgage and the Security Agreement attached hereto are incorporated herein and shall apply to the Shipowner with the same force and effect as though set forth at length in this Supplement No. 1. Terms used herein and not otherwise defined herein are used as defined in Schedule X attached to the Security Agreement

SECTION 9. The execution and delivery of this instrument have been duly authorized and all conditions and requirements necessary to make this instrument a valid and binding agreement and to effect the assumption of the Mortgage provided herein and to continue the Mortgage, as assumed by this instrument, as a valid, binding and legal first preferred ship mortgage for the security of the Secretary’s Note, have been duly performed and complied with;

12

SECTION 10. The Mortgage is in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect except as specifically amended hereby.

IN WITNESS WHEREOF, this instrument has been executed on the date below indicated and is effective as of the day and year first above written.

ASSIGNOR:

GREAT AQ STEAMBOAT CO., a Delaware corporation

By:	Great AQ Steamboat, L.L.C., a Delaware limited liability company, successor by merger to Great AQ Steamboat Co.

By:	The Delta Queen. Steamboat Co., a Delaware corporation, a Managing Member

By:
Name: Jordan B. Allen
Title: Senior Vice President

By:	DQSB II, Inc., a Delaware
corporation, a Managing Member

By:
Name: Jordan B. Allen
Title: Senior Vice President

Date: March 25, 1997

13

SHIPOWNER:

GREAT AQ STEAMBOAT, L.L.C., a Delaware limited liability company

By:	The Delta Queen Steamboat Co., a Delaware corporation, a Managing Member

By:
Name: Jordan B. Allen
Title: Senior Vice President

Date:	March 25, 1997

By:	DQSB II, Inc., a Delaware corporation, a Managing Member

By:
Name: Jordan B. Allen
Title: Senior Vice President

Date:	March 25, 1997

UNITED STATES OF AMERICA SECRETARY OF TRANSPORTATION

By:	Maritime Administrator, as Mortgagee

By:
Secretary
Maritime Administration

Date: March 26, 1997

ATTEST

Assistant Secretary
Maritime Administration

14

ACKNOWLEDGMENTS

STATE OF ILLINOIS	)
) SS.:
COUNTY OF COOK	)

On this 25th day of March, 1997, before me personally appeared Jordan B. Allen, known to me to be the person whose name is subscribed to the foregoing instrument and who, being by me duly sworn, did depose and say that he is Senior Vice President of The Delta Queen Steamboat Co. and DQSB II, Inc., the Managing Members of GREAT AQ STEAMBOAT, L.L.C., a Delaware limited liability company, successor by merger and operation of law to Great AQ Steamboat Co., a Delaware corporation, and acknowledged to me that he executed the same on behalf of said companies for the purposes and consideration therein expressed and as the free and voluntary act and deed of himself and said companies.

Notary Public

My commission expires: 4-28-00

STATE OF ILLINOIS	)
) SS.:
COUNTY OF COOK	)

On this 25th day of March, 1997, before me personally appeared Jordan B. Allen, known to me to be the person whose name is subscribed to the foregoing instrument and who, being by me duly sworn, did depose and say that he is Senior Vice President of The Delta Queen Steamboat Co. and DQSB II, Inc., the Managing Members of GREAT AQ STEAMBOAT, L.L.C., a Delaware limited liability company, and acknowledged to me that he executed the same on behalf of said companies for the purposes and consideration therein expressed and as the free and voluntary act and deed of himself and said companies.

Notary Public

My commission expires: 4-28-00

15

DISTRICT OF COLUMBIA	)
) SS.:
CITY OF WASHINGTON	)

I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that Joel C. Richard, Maritime Administration, the United States of America, personally appeared before me in said District, the aforesaid officer being personally well known to me as the person who executed the Assumption and Supplement No. 1 to First Preferred Ship Mortgage hereto annexed and acknowledged the same to be his free act and deed as said officer on behalf of the United States of America.

GIVEN under my hand and seal this 26 day of March, 1997.

Notary Public

(Notorial Stamp and Seal)

My Commission Expires:

Melinda M. Allen

Notary Public, District of Columbia

My Commission Expires June 14, 2001

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